                                                                   EXHIBIT 10.37

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:
Crosby, Heafey, Roach & May
1999 Harrison Street
Oakland, CA 94612
Attention: William A. Durgin, Esq.

ASSESSOR'S PARCEL NO. 4138-007-011

                       DEED OF TRUST, SECURITY AGREEMENT,
                            ASSIGNMENT OF LEASES AND
                            RENTS AND FIXTURE FILING
                            ------------------------

       This Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Deed of Trust") is made as of the ____ day of December, 1995, among MERISEL PROPERTIES, INC., a Delaware corporation ("Grantor") whose address is set forth below, HELLER FINANCIAL, INC., a Delaware corporation, whose address is set forth below, as Beneficiary, and FIRST AMERICAN TITLE COMPANY OF LOS ANGELES, whose address is set forth below, as Trustee.

THIS DOCUMENT IS ALSO A FIXTURE FILING IN ACCORDANCE WITH SECTION 9402(6) OF THE CALIFORNIA COMMERCIAL CODE.

ARTICLE 1.  DEFINITIONS
            -----------

       As used herein, the following terms shall have the following meanings:

       ASSIGNMENT.  The assignment, contained in Article 4 of this Deed of
       ----------
Trust, from Grantor to Beneficiary, of all of Grantor's right, title and interest in and to the Leases and the Rents.

       AWARDS.  All awards and payments made or hereafter to be made by any
       ------
municipal, township, county, state, Federal or other governmental agencies, authorities or boards, or any other entity having the power of eminent domain to Grantor, including any awards and payments for any taking of all or a portion of the Mortgaged Property, as a result of, or by agreement in anticipation of, the exercise of the right of condemnation or eminent domain, or for any change or changes of grade of streets affecting the Mortgaged Property.

       BENEFICIARY. Heller Financial, Inc., a Delaware corporation, and its
       -----------
successors and assigns and the holders, from time to time, of the Notes.

       BENEFICIARY'S ADDRESS.  500 West Monroe Street, Chicago, Illinois  60661.
       ---------------------

       BUILDINGS.  All buildings, improvements, alterations or appurtenances
       ---------
now, or at any time hereafter, located upon the Land or any part thereof.

       DEFAULT INTEREST RATE.  The lesser of (i) a per annum rate equal to three
       ---------------------
percent (3%) above the interest rate first set forth in the Real Estate Note, or
(ii) the highest contract rate allowed by law to be collected by Beneficiary.

       ENVIRONMENTAL CLAIM.  Any claim, demand, notice of violation or
       -------------------
responsibility, action, suit, loss, cost, damage, fine, penalty, lien, expense, liability, judgment, proceeding, or injury, arising from, regarding, or in any way connected with all or any part of the Mortgaged Property, whether formal or informal, absolute or contingent, matured or unmatured, and whether brought or asserted in any manner by any person, entity or governmental unit, agency or body, respecting or arising directly or indirectly from any of the following:
(i) noise; (ii) pollution or contamination of the air, surface water, ground water, or land; (iii) generation, handling, treatment, storage, release, emission, migration (to or from the Mortgaged Property), disposal, or transportation of solid, gaseous, or liquid waste, Hazardous Materials, or any other substance; (iv) injury to or death of any person or persons directly or indirectly connected with Hazardous Materials; (v) destruction or contamination of any property directly or indirectly connected with Hazardous Materials; (vi) removal of any and all Hazardous Materials from all or any portion of the Mortgaged Property, (vii) precautions to protect against the release of Hazardous Materials into the air, surface water, ground water, land, any public domain, or any surrounding areas; (viii) any other act or omission concerning Hazardous Materials not enumerated above; and/or (ix) any Requirements of Environmental Law, whether imposed on or incurred by the Mortgaged Property, Grantor, Beneficiary, or any owner, occupant, or person having any interest in the Mortgaged Property.

       ENVIRONMENTAL CONDITIONS.  As defined in Section 5.1.18.
       ------------------------

       ENVIRONMENTAL COSTS.  As defined in Section 7.1.9.
       -------------------

       ENVIRONMENTAL PERMIT.  Any permit, license, approval, or other
       --------------------
authorization with respect to any activities, operations, or businesses conducted on or in relation to the Mortgaged Property under any applicable law, regulation, or other requirement of the United States or any state, municipality, or other subdivision or jurisdiction related to pollution or protection of health or the environment, including laws, regulations, or other requirements relating to emissions, discharges, or releases or threatened releases of Hazardous Materials into ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transportation, or handling of Hazardous Materials directly or indirectly related to the Mortgaged Property.

       ENVIRONMENTAL PROVISIONS.  As defined in Section 7.1.9.
       ------------------------

       EQUIPMENT NOTE.  As defined under the definition of "Notes."
       --------------

       EQUIPMENT SECURITY AGREEMENT.  That certain Security Agreement, dated of
       ----------------------------
even date with this Deed of Trust, between Merisel Properties, Inc. as Debtor and Heller Financial, Inc. as Secured Party, securing payment of the Notes.

       EVENT(S) OF DEFAULT.  The events and occurrences described in Article 6
       -------------------
of this Deed of Trust.

       EXCHANGE ACT.  The Securities and Exchange Act of 1934, as amended.
       ------------

       FIXTURES.  All fixtures now or hereafter affixed or attached to, or
       --------
installed in, or used in connection with the operation of, the Land or Buildings, whether or not permanently affixed thereto, together with all accessions, replacements and substitutions thereto or therefor and the proceeds thereof.

       GRANTOR.  The entity and individuals named as such in the preamble of
       -------
this Deed of Trust, and successors and assigns, including, without limitation, Grantor's successors in interest in and to the Mortgaged Property.

       GRANTOR'S ADDRESS. 200 Continental Boulevard, El Segundo, California
       -----------------
90245.

       HAZARDOUS MATERIALS.  Any oil, gasoline, petroleum products or
       -------------------
byproducts, asbestos, material containing asbestos, explosives, chemical liquids or solids, radioactive materials, polychlorinated biphenyls or related or similar materials, or any other emission, gas, liquid, solid, substance, material, product or byproduct defined or regulated as a hazardous or toxic substance, material or waste, or as causing cancer or reproductive toxicity, by any federal, state or local law, ordinance, rule or regulation, by judicial interpretations thereof, or by lists of any federal, state or local governmental agency, now or hereafter enacted or in force. Such laws include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation
                             -------
Act, 49 U.S.C. Section 1801, et seq.; the Resource Conservation and Recovery
                             -------
Act, 42 U.S.C. Section 6901, et seq.; the Toxic Substances Control Act, 15
                             -------
U.S.C. Sections 2601, et seq.; the Clean Water Act, 33 U.S.C. Sections 1251, et
                      -------                                                --
seq.; the California Hazardous Waste Control Act, Health and Safety Code
- ----
Sections 25100, et seq.; the California Hazardous Substance Account Act, Health
                -------
and Safety Code Sections 25330 et seq.; the California Safe Drinking Water and
                               -------
Toxic Enforcement Act, Health and Safety Code Sections 25249.5, et seq.;
                                                                -------
California Health and Safety Code Sections 25280, et seq. (Underground Storage
                                                  -------
of Hazardous Substances); the California Hazardous Waste Management Act, Health and Safety Code Sections 25170.1, et seq.; California Health and Safety Code
                                  -------
Sections 25501, et seq. (Hazardous Materials Response Plans and Inventory);
                ------
and/or the California Porter-Cologne Water Quality Control Act, Water Code Sections 13000, et seq. and all future amendments thereof.
                -------

       IMPOSITIONS.  All (i) real estate and personal property taxes and other
       -----------
taxes and assessments, water and sewer rates and charges, and all other governmental charges and any interest or costs or penalties with respect thereto, and charges for an easement or agreement maintained for the benefit of the Mortgaged Property which at any time prior to or after the execution of the Security Documents may be assessed, levied, or imposed upon the Mortgaged Property or the rent or income received therefrom or any use or occupancy thereof, and (ii) other taxes, assessments, fees and governmental charges levied, imposed or assessed upon or against Grantor or any of its properties.

       INDEBTEDNESS.  The principal of and interest on and all other amounts,
       ------------
payments, fees, late charges and premiums due under the Notes (including any future advances) and all other monies owed for any reason by Grantor to Beneficiary under and/or secured by the Security Documents or any amendments, modifications, renewals and extensions of any of the foregoing.

       INSURED CASUALTY.  As defined in Section 5.1.6.
       ----------------

       LAND.  The real estate described in Exhibit A attached hereto, also known
       ----                                ---------
as 2101 East El Segundo Boulevard, El Segundo, Los Angeles County, California.

       LEASES.  Any and all leases, subleases, licenses, concessions or grants
       ------
of other possessory interest now or hereafter in force, oral or written, covering or affecting the Mortgaged Property, or any part thereof, together with all rights, powers, privileges, options and other benefits of Grantor thereunder.

       MORTGAGED PROPERTY.  The Land, the Buildings, the Fixtures, the Leases,
       ------------------
the Rents and the Personalty, together with:

(i) all existing and future rights, privileges, permits, licenses, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances of the Land and/or the Buildings belonging or in any way appertaining thereto and all right, title and interest of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof;

(ii) all existing and future estate, right, title, interest, claim or demand whatsoever of Grantor, either at law or in equity, in and to the Land, the Buildings, the Fixtures, the Leases, the Rents and the Personalty; and

(iii) all existing and future estate, right, title, interest, claim or demand whatsoever of Grantor, either at law or in equity, in and to the Awards, or insurance proceeds or other payments with respect to casualties affecting any of the Mortgaged Property.

       NOTES.  That certain promissory note (also referred to herein as the
       -----
"Real Estate Note") dated of even date with this Deed of Trust, made by Grantor to the order of Beneficiary, in the principal amount of Six Million Five Hundred Thousand Dollars ($6,500,000.00), secured by this Deed of Trust and the Equipment Security Agreement, together with all extensions, renewals, modifications and amendments thereof; and that certain promissory note (also referred to herein as the "Equipment Note") dated of even date with this Deed of Trust, made by Grantor to the order of Beneficiary, in the principal amount of Five Million Dollars ($5,000,000.00), secured by this Deed of Trust and the Equipment Security Agreement, together with all extensions, renewals, modifications and amendments thereof.

       OBLIGATIONS.  Any and all of the covenants, promises and other
       -----------
obligations (other than the Indebtedness) made or owing by Grantor to or due to Beneficiary under and/or as set forth in the Notes and/or the Security Documents, and any and all extensions, renewals, modifications and amendments of any of the foregoing.

       PERMITTED ENCUMBRANCES.  The encumbrances described, with particularity,
       ----------------------
in Exhibit B attached hereto and/or defined as Permitted Encumbrances in the
   ---------
Equipment Security Agreement.

       PERSONALTY.  All furniture, furnishings, equipment, machinery, trade
       ----------
fixtures and all other tangible and intangible personal property (other than the Fixtures) now owned or hereafter acquired by Grantor (a) which are now or hereafter used or owned in connection with the operation of the Land and/or the Buildings and located in, upon or about or arising from the Land and/or the Buildings, and/or (b) which are described as Collateral in the Equipment Security Agreement, together, as to both (a) and (b), with all accessions, replacements and substitutions thereto or therefor and the proceeds and products thereof including without limitation: (1) all personal property located on the Land or Buildings and used in the operation or occupancy of the Land or Buildings or in any construction on the Land or Buildings, including, but not limited to, all furniture and furnishings, machinery, fixtures, goods, office equipment, machine tools, apparatus, supplies, materials, trade fixtures, building service equipment, boilers, equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or air conditioning purposes, or for sanitary or drainage purposes, or for the removal of dust, refuse or garbage), partitions, appliances, ranges, refrigerators, cabinets, laundry equipment, radios, televisions, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other floor coverings, lobby furnishings, games, recreational and swimming pool equipment and incinerators, and all vehicles and accessories, tools, appurtenances, dyes, jigs, chattels and parts; (2) all general intangibles relating to the ownership, development or use of the Land or Buildings and not arising from Grantor's computer product sales and distribution business, including, but not limited to, all governmental permits relating to construction on the Land or Buildings, all licenses, permits, management agreements, franchise agreements, service contracts, other contracts or agreements, all names under or by which the Land or Buildings may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all interests in any owner's or member's association in any way relating to the Land or Buildings; (3) all water stock relating to the Land or Buildings, all shares of stock or other evidence of ownership of any part of the Land or Buildings that is owned by the Grantor in common with others, and all documents of membership in any owners' or members' association or similar group having responsibility for owning, managing or operating any part of the Land or Buildings; (4) all plans and specifications prepared for construction of improvements on the Land or Buildings and all studies, data and drawings related thereto; and also all contracts and agreements of Grantor relating to the plans and specifications or to the studies, data and drawings, or to the construction of improvements on the Land or Buildings; (5) all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into with respect to the sale to any purchasers of any part of the Land or Buildings, together with all deposits and other proceeds of the sale thereof;
(6) all damages, royalties and revenues of every kind, nature and description whatsoever that Grantor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Land; (7) all deposits made with or other security given to utility companies by Grantor with respect to the Land or Buildings, and all advance payments of insurance premiums made by Grantor with respect thereto and all claims or demands with respect to insurance; (8) any funds permitted to be held by Beneficiary under the Security Documents; (9) any causes of action deemed to be assigned to Beneficiary under this Deed of Trust;
(10) all substitutions, renewals, improvements, attachments, accessions, additions and replacements to any of the foregoing; and (11) all collections, proceeds, insurance proceeds and products of any of the foregoing, including, without limitation, damages, awards, settlements, compensation, interest thereon and other proceeds of any voluntary or involuntary disposition or claim respecting the Land, Buildings and foregoing personal property or any part thereof (pursuant to judgment, condemnation award or otherwise) and all documents, instruments, general intangibles, chattel paper and accounts which may arise from the sale or disposition of any of the foregoing, all guaranties of and security for any of the foregoing, and all books and records relating to any of the foregoing. NOTWITHSTANDING THE FOREGOING, THE TERM "PERSONALTY" SHALL NOT INCLUDE EQUIPMENT AND OTHER ITEMS OF PERSONAL PROPERTY OTHERWISE LISTED ABOVE IN THIS DEFINITION WHICH (I) ARE ACQUIRED BY GRANTOR AFTER THE DATE OF THIS DEED OF TRUST IN ADDITION TO AND NOT AS SUBSTITUTIONS OR REPLACEMENTS FOR PERSONALTY EXISTING AS OF THE DATE HEREOF, AND (II) ARE USED PRIMARILY IN GRANTOR'S COMPUTER PRODUCT SALES AND DISTRIBUTION BUSINESS, AND (III) ARE NOT ITEMS USED PRIMARILY IN CONNECTION WITH THE OCCUPANCY OR OPERATION OF THE BUILDINGS WHOSE ABSENCE WOULD IMPAIR THE VALUE OF THE BUILDINGS APPRAISED ON A FREE STANDING BASIS. IN NO EVENT SHALL ITEMS OF REAL PROPERTY OR AWARDS, LEASES, PROCEEDS, OR RENTS BE DEEMED EXCLUDED FROM THE DEFINITION OF THE MORTGAGED PROPERTY AND THE LIEN AND/OR SECURITY INTERESTS OF THIS DEED OF TRUST.

       PROCEEDS.  As defined in Section 5.1.6.
       --------

       REAL ESTATE NOTE.  As defined in the definition of "Notes."
       ----------------

       REMEDIAL WORK.  As defined in Section 5.1.18.
       -------------

       RENTS.  All of the rents, revenues, income, profits, deposits, tenders
       -----
and other benefits payable under the Leases and/or arising from the use or enjoyment of all or any portion of the Mortgaged Property.

       REQUIREMENTS OF ENVIRONMENTAL LAW.  All requirements of environmental,
       ---------------------------------
ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Mortgaged Property, including without limitation all requirements imposed by any law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory or administrative agency, board, or authority, which relate in any way to (i) pollution or protection of the air, surface water, ground water, or land; (ii) generation, handling, treatment, storage, release, emission, migration or disposal of or exposure to Hazardous Materials; or (iii) underground or above ground storage tanks.

       SECURITY AGREEMENT.  The Security Agreement, contained in this Deed of
       ------------------
Trust, wherein and whereby Grantor grants a security interest in the Personalty and the Fixtures to Beneficiary.

       SECURITY DOCUMENTS.  This Deed of Trust, the Equipment Security
       ------------------
Agreement, and any and all other documents executed by Grantor now or hereafter securing the payment of the Indebtedness or the observance or performance of the Obligations, provided that the Security Documents do not include that certain separate Environmental Indemnity Agreement between Grantor and Beneficiary dated of even date with this Deed of Trust.

       TRANSFER.  As defined in Section 5.1.19.
       --------

       TRUSTEE.  The person, persons, or entity named as such in the preamble of
       -------
this Deed of Trust and, as the case may be, his, their or its successors and assigns.

       TRUSTEE'S ADDRESS. 520 North Central Avenue, Glendale, California 91203.
       -----------------

       UCC.  As defined in Section 3.1.
       ---

ARTICLE 2.  GRANT
            -----

       2.1   GRANT.  To secure the payment of the Indebtedness and the
             -----
performance and discharge of the Obligations, Grantor by this instrument hereby irrevocably grants, bargains, sells, assigns, mortgages, conveys and warrants unto Trustee, in trust for Beneficiary, with power of sale and right of entry and possession, the Mortgaged Property, to have and to hold the Mortgaged Property unto Trustee, its successors and assigns forever.

       2.2   CONDITION OF GRANT.  If Grantor shall pay or cause to be paid the
             ------------------
entire Indebtedness as and when the same shall become due and payable and shall observe, perform and discharge the Obligations, then the Security Documents and the estate and rights granted by

Grantor shall cease, terminate and become void, and shall be released or reconveyed by Beneficiary, at the cost and expense of Grantor.

ARTICLE 3.  SECURITY AGREEMENT AND FIXTURE FILING
            -------------------------------------

       3.1   SECURITY AGREEMENT.  This Deed of Trust shall also constitute a
             ------------------
"Security Agreement" within the meaning of, and shall create a security interest under, the Uniform Commercial Code as adopted by the state in which the Mortgaged Property is located (the "UCC") in the Personalty and the Fixtures.
As to the Personalty and Fixtures, the grant provisions of this Article 3 shall control over the grant in trust provisions of Article 2 of this Deed of Trust.

       3.2   SECURITY INTEREST.  In order to further secure payment of the
             -----------------
Indebtedness and the observance, performance and discharge of the Obligations, Grantor hereby grants to Beneficiary a security interest under the UCC in the Personalty and the Fixtures, and Beneficiary shall have all the rights with respect to the Personalty and the Fixtures afforded to it by the UCC, in addition to, but not in limitation of, the other rights afforded Beneficiary by the Security Documents.

       3.3   FINANCING STATEMENTS.  Grantor agrees to and shall execute and
             --------------------
deliver to Beneficiary, in form satisfactory to Beneficiary, such "Financing Statements" and such further assurances as Beneficiary may, from time to time, consider reasonably necessary to create, perfect and continue Beneficiary's liens upon the Personalty and the Fixtures, and Beneficiary, at the expense of Grantor, may or shall cause such statements and assurances to be recorded and re-recorded, filed and re-filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such liens. Grantor shall not change its name unless it notifies Beneficiary in writing of the proposed new name at least thirty (30) days prior to changing its name.

       3.4   FIXTURE FILING.  This Deed of Trust is being recorded in the real
             --------------
estate records of the county in which the Land is located as a fixture filing and covers goods which are, and goods which become, fixtures on the Land and/or the Buildings. This fixture filing is governed by the California Commercial Code. Information concerning the security interest created under this Article 3 may be obtained from Beneficiary at Beneficiary's Address stated above.

ARTICLE 4.  ASSIGNMENT OF RENTS AND LEASES
            ------------------------------

       4.1   ASSIGNMENT OF RENTS.  All of Grantor's rights, title and interest
             -------------------
in and to the Rents are hereby absolutely and irrevocably assigned to Beneficiary to be applied against the Indebtedness and the Obligations. Grantor hereby appoints Beneficiary its true and lawful attorney-in-fact, with the right, at Beneficiary's option at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in Grantor's or

Beneficiary's name, for all Rents. Notwithstanding the foregoing Assignment of Rents, so long as no Event of Default has occurred which remains uncured, Beneficiary grants to Grantor the right and license to collect, receive, take, use and enjoy such Rents, as they become due and payable, but not more than one month in advance thereof. The foregoing assignment shall be fully operative without any further action on the part of either party; and specifically, Beneficiary shall be entitled at its option, upon the occurrence of an Event of Default hereunder and for so long as such Event of Default is continuing, to collect all Rents from the Mortgaged Property whether or not Beneficiary takes possession of the Mortgaged Property. Upon the occurrence of an Event of Default hereunder, the license hereby given to Grantor to collect the Rents from the Mortgaged Property shall terminate automatically. The permission given by Beneficiary to Grantor shall be reinstated upon a cure of such Event of Default with Beneficiary's specific consent which shall not be unreasonably withheld. This Assignment shall not be deemed or construed to constitute Beneficiary or Trustee as a mortgagee in possession nor obligate Beneficiary or Trustee to take any action or to incur expenses or perform or discharge any obligation, duty or liability. Exercise of any rights under this Section and the application of the Rents to the Indebtedness or the Obligations shall not cure or waive any Event of Default but shall be cumulative of all other rights and remedies.

       4.2   ASSIGNMENT OF LEASES.  Grantor hereby assigns to Beneficiary all
             --------------------
right, title and interest of Grantor in and to all Leases, together with all security therefor and all monies payable thereunder, subject, however, to the conditional permission given to Grantor above to collect the rentals under any such Lease. The foregoing assignment of any Lease shall not be deemed to impose upon Beneficiary any of the obligations or duties of Grantor provided in any such Lease; and Grantor agrees to fully perform all obligations of the Lessor under all such Leases. Upon Beneficiary's request, Grantor shall deliver to any new lessee a notice of this assignment in form satisfactory to Beneficiary in its sole discretion. Beneficiary may deliver such a notice to new lessees if Grantor fails to do so within a reasonable time after Beneficiary's request. From time to time, upon request of Beneficiary, Grantor shall specifically assign to Beneficiary, by an assignment in writing in form approved by Beneficiary and Grantor, which approval by Grantor and Beneficiary shall not be unreasonably withheld, all right, title and interest of Grantor in and to any and all Leases, together with all security therefor and all monies payable thereunder, subject to the conditional permission given to Grantor above to collect the rentals under any such Lease. Grantor shall also execute and deliver to Beneficiary any notification, financing statement, or other document reasonably required by Beneficiary to perfect the foregoing assignment as to any such Lease.

       4.3   EFFECT OF ASSIGNMENTS.  This instrument constitutes an absolute and
             ---------------------
present assignment of the rents, royalties, issues, profits, revenue, income and other benefits from the Mortgaged Property; subject, however, to the conditional permission given to Grantor to collect, receive, take, use and enjoy the same as provided above; provided, further, that the existence or exercise of such right of Grantor shall not operate to subordinate this assignment to any subsequent assignment by Grantor, in whole or in part, and any such subsequent assignment by Grantor shall be subject to the rights of Trustee and Beneficiary hereunder.

       4.4   NO MERGER OF LEASEHOLD ESTATES.  If both the lessor's and lessee's
             ------------------------------
estate under any Lease, or any portion thereof, becomes vested at any time in one owner, this Deed of Trust and the lien created hereby shall not be adversely affected by the application of the doctrine of merger unless Beneficiary so elects in writing by recording a written declaration so stating. Unless and until Beneficiary so elects, Beneficiary and any lessor and lessee shall continue to have and enjoy all of the rights and privileges to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Mortgaged Property, any Leases then existing and affecting all or any portion of the Mortgaged Property shall not be destroyed or terminated by merger or by the foreclosure unless Beneficiary or any purchaser at the sale so elects. No act by or on behalf of Beneficiary or such purchaser shall constitute a termination of any Lease unless Beneficiary gives written notice thereof to the tenant or subtenant affected.

       4.5   ASSIGNMENT TO BENEFICIARY CONTROLLING.  The rights of Trustee in
             -------------------------------------
the Leases and Rents created under Article 2 shall be subject to the rights of Beneficiary in the Leases and Rents created under this Article 4.

ARTICLE 5. COVENANTS, REPRESENTATIONS AND WARRANTIES
           -----------------------------------------

       5.1   COVENANTS.  Until the entire Indebtedness shall have been paid in
             ---------
full, Grantor hereby covenants and agrees as follows:

       5.1.1 COMPLIANCE WITH LAWS.  Grantor will promptly and faithfully
             --------------------
comply with, conform to, and obey all present and future laws, ordinances, rules, regulations and requirements of every duly constituted governmental authority or agency and of every Board of Fire Underwriters having jurisdiction, or similar body exercising similar functions, which may be applicable to it or to the Mortgaged Property, or any part thereof, or to the use or manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of the Mortgaged Property, or any part thereof, whether or not such law, ordinance, rule, order, regulation or requirement shall necessitate structural changes or improvements or interfere with the use or enjoyment of the Mortgaged Property. Notwithstanding the foregoing, Beneficiary agrees to take no remedial action hereunder (x) based solely upon Grantor's failure to comply with this Section 5.1.1 if such failure to so comply could not (i) result in a material adverse effect on Grantor, Grantor's ability to perform its obligations under the Security Documents, and/or the Mortgaged Property; (ii) subject Beneficiary to any material liability; and/or (iii) jeopardize Beneficiary's lien or interest in the Mortgaged Property or affect in any way the payments of any sums required to be made under the Notes or Security Documents; or (y) based solely on noncompliance with any law or other legal requirement described above if Grantor is contesting the same by authorized proceedings in good faith and with due diligence and provides security as may be reasonably required by Beneficiary to assure compliance with the same.

          5.1.2  PAYMENT OF IMPOSITIONS.  Grantor will duly pay and discharge,
                 ----------------------
or cause to be paid and discharged, the Impositions, such Impositions or installments thereof to be paid prior to the day before any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof; provided, however, that if, by law, any Imposition may be paid in installments, Grantor may pay the same in such installments. Notwithstanding anything set forth herein, so long as an Event of Default shall not have occurred hereunder and be continuing, Grantor shall have the right to contest or object to the amount or validity of any Imposition by appropriate legal proceedings so long as (i) Grantor notifies Beneficiary of Grantor's intent to contest such Imposition; (ii) Grantor shall provide Beneficiary with evidence satisfactory to Beneficiary that such proceedings shall operate to prevent the sale of the Mortgaged Property or any portion thereof; (iii) Grantor shall have furnished Beneficiary with a bond or other assurances satisfactory to Beneficiary sufficient to satisfy such Imposition; and (iv) upon any final determination of such contest which is not appealable or not being appealed by Grantor, Grantor shall pay the amount of such Imposition then due. Grantor will, within thirty (30) days following the due date of any such payment, deliver to Beneficiary receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public or private charges imposed upon or assessed against it or the Mortgaged Property or the revenues, rents, issues, income or profits thereof.

          5.1.3 IMPOUNDS FOR PAYMENT OF IMPOSITIONS.   Upon or after the
                -----------------------------------
occurrence of an Event of Default: (i) Grantor shall pay to Beneficiary monthly, on each date on which a payment is due under the Real Estate Note, one twelfth (1/12) of such amount as Beneficiary from time to time estimates will be required to pay all of Impositions required to be paid by Section 5.1.2 and, if Grantor has allowed the required insurance coverage to lapse or if an Event of Default has otherwise occurred, insurance premiums for insurance required by
Section 5.1.5; (ii) Beneficiary's estimates shall be based on the amounts actually payable or, if unknown, on one hundred ten percent (110%) of the amounts actually paid for the year preceding that for which such payments are being made, and any deficiencies shall be promptly paid by Grantor to Beneficiary on demand; (iii) Grantor shall transmit bills for the Taxes and, if applicable, insurance premiums, as soon as received, and when Beneficiary has received from Grantor or on its account funds sufficient to pay the same, Beneficiary shall pay such bills; and (iv) if the amount paid by Grantor in any year exceeds the aggregate required, such excess shall be applied to impound payments for the succeeding year. Beneficiary shall not be a trustee of funds in said account and may commingle such funds with its general assets without any obligation to pay interest thereon or account for any earnings, income or interest on such funds.

             5.1.4  REPAIR AND ALTERATIONS.
                    ----------------------

          (a) Grantor will keep the Mortgaged Property in good order and condition and make all necessary or appropriate repairs, replacements and renewals thereof and will use its best efforts to prevent any act or thing which might impair the value of usefulness of the Mortgaged Property, ordinary wear and tear excepted.

          (b) Grantor will not commit or knowingly permit any waste of the Mortgaged Property or any part thereof, or make or permit to be made any alterations or additions to the Mortgaged Property which would have the effect of materially diminishing the value thereof, or make or permit to be made any other alterations or additions to the Mortgaged Property, of a material nature, without the prior written consent of Beneficiary (unless and to the extent required under a Lease entered into in compliance with Section 5.1.7).

          (c) Grantor will not permit any of the Fixtures or Personalty to be removed at any time from the Land and/or Buildings, without the prior written consent of Beneficiary unless actually replaced by an article of equal suitability and value and owned by Grantor free and clear of any lien or security interest except such as may be approved in writing by Beneficiary, which approval shall not unreasonably withheld.

             5.1.5  INSURANCE.
                    ---------

          (a) Grantor will maintain insurance upon the Mortgaged Property against loss by fire, windstorms, earthquake, flood (if the Mortgaged Property is located in a designated flood plain) and such other hazards, casualties and contingencies as follows: (i) insurance against loss or damage by fire and "all risk" coverage perils in an amount equal to the full replacement cost of the Buildings situated on the Mortgaged Property (less a commercially reasonable deductible which is customarily maintained by landlords of office buildings comparable to the Buildings with similar financing encumbrances), plus the cost of debris removal; and such policy shall contain a full replacement cost endorsement, an agreed amount endorsement and also endorsements for costs or losses incurred for or as a result of demolition, increased costs of construction, contingent operation of building codes, off premises utility interruption and loss of ingress and/or egress; (ii) comprehensive general public liability insurance against claims from bodily injury, death or property damage occurring on, in or about the Mortgaged Property and the adjoining streets, sidewalks and passageways, including the use and occupancy of Grantor's grounds, structures and vehicles, such insurance to afford protection of not less than Three Million Dollars ($3,000,000) per occurrence (less a commercially reasonable deductible which is customarily maintained by landlords of office buildings comparable to the Buildings with similar financing encumbrances); and Beneficiary shall be named as an additional insured on such policies; (iii) during the making of any alterations or improvements to the Mortgaged Property
(A) owner's contingent liability insurance covering claims not covered by the general comprehensive liability insurance referred to above, and (B) worker's compensation insurance covering all persons engaged in making such alterations or improvements; (iv) if there are pressure fired vessels within the Mortgaged Property, broad form boiler and machinery insurance on all equipment and objects customarily covered by such insurance and providing for full repair and replacement cost coverage; (v) if the Mortgaged Property is in an area designated as a flood plain area Zone A or Zone V, flood insurance in such amount as is customarily maintained by landlords of office buildings comparable to the Buildings with similar financing encumbrances as may be reasonably requested by Beneficiary; (vi) earthquake insurance and damage caused by sprinkler systems in connection with earthquake casualty; and (vii) such other appropriate insurance with respect to the Mortgaged Property as is customarily maintained by landlords of office buildings comparable to the Buildings with similar financing encumbrances as Beneficiary may require from time to time.

          (b) All policies of insurance to be furnished hereunder shall be issued by companies and be in forms and amounts, with endorsements and on terms, all reasonably satisfactory to Beneficiary, with a waiver of subrogation for the benefit of Beneficiary and with mortgagee clauses attached to all policies in favor of and in form satisfactory to Beneficiary, including a provision requiring that the coverage evidenced thereby shall not be canceled, terminated, reduced or materially modified by the insurer or any insured without thirty (30) days' prior written notice to Beneficiary. Grantor does hereby assign, and shall deliver the originals of, all policies, including additional and renewal policies, to Beneficiary as collateral and further security for the payment of all sums of money secured by this Deed of Trust, and, in the case of insurance about to expire, shall deliver renewal or replacement policies not less than thirty (30) days prior to their respective dates of expiration.

          (c) Grantor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Beneficiary is included thereon under a standard mortgagee clause acceptable to Beneficiary. Grantor shall immediately notify Beneficiary whenever any such separate insurance is taken out and shall promptly deliver to Beneficiary the policy or policies of such insurance. In the event of a foreclosure or other transfer of title to the Mortgaged Property in lieu of foreclosure, or by purchase at the foreclosure sale, or by the exercise of power of sale, all interest in any insurance policies in force and any unearned premiums thereon shall pass to Beneficiary, transferee or purchaser as the case may be.

          5.1.6  RESTORATION FOLLOWING CASUALTY.  Grantor shall promptly notify
                 ------------------------------
Beneficiary of any loss or damage by fire or other casualty, whether covered by insurance or not. In case of loss or damage by fire or other casualty, Beneficiary is authorized (a) to settle and adjust any claim under insurance policies which insure against such risks, or (b) to allow Grantor to agree with the insurance company or companies on the amount to be paid in regard to such loss; provided, however, that so long as no Event of Default then exists hereunder, Beneficiary shall permit Grantor to settle any such claims aggregating no more than $500,000 so long as the proceeds thereof are applied by Grantor to repair or replacement of Mortgaged Property and/or paid to Beneficiary as a prepayment of the Indebtedness (the "Grantor Adjusted Claims") and shall not settle or adjust any claim without the prior written consent of Grantor, which consent shall not be unreasonably withheld or delayed. In either case, except for Grantor Adjusted Claims, Beneficiary is authorized to collect and give a receipt for any such insurance proceeds. Except for Grantor Adjusted Claims, such insurance proceeds may, at the option of Beneficiary, be (i) applied to the Indebtedness, whether due or not, together with payment of any prepayment premium, or (ii) held by Beneficiary without any allowance of interest and used to reimburse Grantor for the cost of the rebuilding or restoration of buildings or improvements on the Mortgaged Property, on such terms and conditions as Beneficiary may deem appropriate. If the proceeds are made available by Beneficiary to reimburse Grantor for the cost of such rebuilding or restoration, any surplus which may remain after payment of all costs of rebuilding or restoration may, at the option of Beneficiary, be (i) applied to the Indebtedness, whether due or not, together with payment of any prepayment premium, or (ii) paid to Grantor as its interest may appear. In the event of any insured damage to or destruction of the Mortgaged Property or any part thereof by fire or other casualty (the "Insured Casualty"), and if in the reasonable judgment of Beneficiary the Mortgaged Property can be restored to an architectural and economic unit of the same character and not less valuable than the same was prior to the Insured Casualty, then Beneficiary shall permit Grantor to obtain a construction loan secured by a deed of trust on the Mortgaged Property, in an amount agreed upon by Grantor and Beneficiary but in no event greater than the cost of restoring, repairing, replacing or rebuilding the Buildings or the amount of the insurance proceeds (the "Proceeds"), whichever is less, with a term not to exceed the amount of time reasonably necessary to fulfill the requirements set forth in subparagraph (i) of this paragraph. The Proceeds shall be applied to first pay off the construction loan deed of trust and then reimburse Grantor for any other costs approved by Beneficiary for restoring, repairing, replacing or rebuilding the Mortgaged Property or any part thereof subject to the Insured Casualty, provided:

          (a) The Mortgaged Property has been repaired or restored in accordance with applicable laws to a complete architectural unit pursuant to plans and specifications acceptable to Beneficiary, such that in Beneficiary's opinion the Mortgaged Property has the same economic value and use after repair or restoration as prior to the Insured Casualty.

          (b) The insurer does not deny liability to the insureds, or the Proceeds are not paid by the insurer with reservation of rights.

          (c) The Proceeds are sufficient to complete such repair or restoration, or Grantor deposits with Beneficiary prior to commencing repair or restoration such additional amount as is necessary to assure completion.

          (d) Disbursement of the Proceeds is made pursuant to prudent construction lending procedures as reasonably determined by Beneficiary. At Beneficiary's election, the disbursements may be administered by the title insurer (or its agent) which insures this Deed of Trust. Proceeds will not be disbursed until the repair and restoration of the Mortgaged Property have been fully completed.

          (e) The Proceeds shall be held by Beneficiary without interest or, at Beneficiary's option, shall be deposited by Beneficiary in a time deposit account(s) of a national banking institution whose accounts are insured by the Federal Deposit Insurance Corporation. Said account(s) shall be subject to the direction and control of Beneficiary and provide for immediate withdrawal rights.

          (f) Beneficiary must receive adequate evidence at the time of disbursement that the cost of repair or restoration has been incurred or paid and shall be given such lien protection as Beneficiary shall require, including lien waivers and an endorsement to its existing lender's title policy.

          (g) No Event of Default has occurred at any time prior to disbursement.

          (h) Grantor shall pay any actual expenses Beneficiary incurs related to the Insured Casualty, including without limitation, any such expenses for title insurance, administration of disbursements, inspections, architect's or attorneys' fees.

          (i) At least ninety percent (90%) of the total leasable space in the Mortgaged Property has been leased in compliance with the provisions of Section 5.1.7.

          (j) The repair or restoration shall be done under the supervision of an architect acceptable to Beneficiary and pursuant to plans and specifications approved by Beneficiary.

          (k) The minimum appraised value of the Mortgaged Property after such repair or restoration, as determined by a state certified appraiser acceptable to and approved by Beneficiary (or if there is no state certification program for real estate appraisers, by a member of the American Institute of Real Estate Appraisers acceptable to and approved by Beneficiary), shall result in a loan to value ratio not to exceed eighty percent (80%) of the original principal amount of the Real Estate Note.

Notwithstanding the foregoing, and without implying any limitation on the other provisions hereof, Beneficiary shall not be obligated to make Proceeds available for repair or restoration of the Mortgaged Property if (a) except for Grantor Adjusted Claims, such restoration or repair cannot reasonably be completed at least twelve months prior to the maturity of the Real Estate Note, or (b) if Beneficiary's security under this Deed of Trust is or would be impaired within the meaning of applicable California law.

             5.1.7  LEASE AGREEMENT; ATTORNMENT.
                    ---------------------------

       (a) Grantor agrees not to terminate, amend, or modify any of the Leases or subleases, or grant any concessions in connection therewith, or to accept a surrender thereof without the written consent of the Beneficiary, which consent will not be unreasonably withheld as to Leases to Merisel, Inc. or one of its subsidiaries on terms equivalent to the Lease(s) approved by Beneficiary and in effect as of the date of recordation of this Deed of Trust, giving due regard to the then financial condition of the lessee and preservation of cash flow sufficient for debt service and operating expenses of the Mortgaged Property. All Leases shall be in form and substance satisfactory to Beneficiary. Grantor agrees not to execute any future Lease or sublease pertaining to the Mortgaged Property without the prior written consent of Beneficiary which will not be unreasonably withheld as to Leases having terms equivalent to the Lease in effect as of the date hereof between Grantor and Merisel Americas, Inc. Grantor shall not accept prepayment of any Rents exceeding a one month period under any Lease.

       (b) Subject to the foregoing, Grantor shall deliver to Beneficiary a complete copy of each future Lease within three (3) days after execution of such Lease, and shall require each lessee under a future Lease to execute, acknowledge and deliver to Beneficiary an attornment agreement in form satisfactory to Beneficiary.

          5.1.8  PERFORMANCE OF LEASES AND OTHER AGREEMENTS.  Grantor will duly
                 ------------------------------------------
and punctually perform all covenants and agreements expressed as binding upon it under the Leases and under any other agreements to which it is a party with respect to the Mortgaged Property or any part thereof, and will use its best efforts to enforce or secure the performance of each and every obligation and undertaking of the respective lessees under the Leases and will appear and defend, at its cost and expense, any action or proceeding arising under or in any manner connected with the Leases or the obligations and undertakings of any lessee or other party thereunder. Grantor will immediately notify Beneficiary in writing of any notice of default received by Grantor from any tenant thereunder and of any default, known to Grantor, by any lessee or other party under a Lease.

          5.1.9  PAYMENT OF RENTS.  Grantor hereby agrees that the respective
                 ----------------
lessees under the Leases, upon notice from Beneficiary of the occurrence of an Event of Default, shall thereafter pay to Beneficiary the Rents due and to become due under the Leases without any obligation on the part of the lessees to determine whether an Event of Default in fact exists.

          5.1.10  INSPECTION.  Grantor will permit Beneficiary or authorized
                  ----------
representatives of Beneficiary, at all reasonable times and with reasonable notice, to inspect the Mortgaged Property to determine compliance of the Grantor and the Mortgaged Property with the conditions and covenants set forth herein and for any other purposes relating to Beneficiary's rights and remedies hereunder, provided that no such inspection shall unreasonably interfere with the operation of Grantor's or any of its lessee's respective businesses.

          5.1.11  HOLD HARMLESS.  Except with respect to Environmental Claims
                  -------------
described in Section 5.1.18 (and in addition to the provisions of Section 5.1.18), Grantor shall indemnify, defend and hold harmless Beneficiary and Beneficiary's officers, directors, agents, employees, affiliates and subsidiaries against any and all claims, actions, proceedings, losses, costs, damages, liabilities, obligations, causes of action, fines, penalties or expenses (including without limitation reasonable attorneys' fees) in any way arising from or relating to the Mortgaged Property, this Deed of Trust or the Obligations, or any act or omission of Grantor, except to the extent caused solely by the gross negligence or intentional misconduct of the party seeking
indemnification.   Each reference to Beneficiary in any provision of this Deed of Trust pursuant to which Grantor is obligated to indemnify, defend or hold harmless Beneficiary, shall be deemed to include Beneficiary and Beneficiary's officers, directors, agents, employees, affiliates and subsidiaries, and shall be fully enforceable by any of them notwithstanding any active or passive negligence on the part of any of them. Grantor shall appear in and defend (or pay the reasonable expenses of Beneficiary to defend, if Beneficiary gives Grantor notice of its election to handle such defense) any action or proceeding purporting to affect the security of this Deed of Trust and/or the rights and/or powers of Beneficiary hereunder, and Grantor shall pay all reasonable costs and expenses (including reasonable costs of evidence of title and attorneys' fees) in any action or proceeding in which Beneficiary may so appear and/or any suit by Beneficiary to foreclose this Deed of Trust, to enforce any obligations secured by this Deed of Trust, and/or to prevent the breach hereof.

          5.1.12  AWARDS.  Grantor will file and prosecute its claim or claims
                  ------
for any Awards in good faith and with due diligence and cause the same to be collected and paid over to Beneficiary, and hereby irrevocably authorizes and empowers Beneficiary, if it so desires, to file such claim and collect any Awards and agrees that the proceeds of any Awards will be applied by Beneficiary in reduction of any portion of the Indebtedness as Beneficiary may determine in accordance with Article 8 hereof.

          5.1.13  LICENSES.  Grantor shall keep in full force and effect all
                  --------
licenses, permits and other governmental approvals which are necessary for the operation of the Mortgaged Property and related facilities, and furnish evidence satisfactory to Beneficiary that the Mortgaged Property and the use thereof comply with all applicable zoning and building laws, regulations, ordinances and other applicable laws. Grantor shall not initiate or support any change which would affect the Mortgaged Property in any zoning or land use laws, Permitted Encumbrances, or other laws, conditions, or encumbrances, without the prior written consent of Beneficiary, which shall not be unreasonably withheld.

          5.1.14  NO FURTHER ENCUMBRANCE.  Except as otherwise provided in
                  ----------------------
Section 5.1.6 above, Grantor shall not, without the prior written consent of Beneficiary (which may be granted or withheld in Beneficiary's sole discretion), or create or permit to be created or to remain, any mortgage, pledge, lien, encumbrance or charge on, or conditional sale or other title retention agreement with respect to, the Mortgaged Property or any part thereof or income therefrom, other than the Security Documents and the Permitted Encumbrances.

          5.1.15  MECHANIC'S LIEN.  Grantor shall not permit or suffer any
                  ---------------
mechanic's, materialman's or other lien to be created or to remain a lien upon any of the Mortgaged Property. So long as an Event of Default shall not have occurred and be continuing hereunder, Grantor shall have the right to contest or object to the amount or validity of any such claim and demand by appropriate administrative or judicial proceedings, in which event, the following provisions shall apply: (a) Grantor shall give Beneficiary written notice of Grantor's intent to so contest or object to such claim or demand involving a charge or claim in excess of one hundred thousand dollars ($100,000); (b) Grantor shall thereafter diligently proceed to cause such claim or demand to be removed and discharged; and (c) Grantor, if requested by Beneficiary, shall deposit with Beneficiary a bond or other assurance reasonably satisfactory to Beneficiary in such amounts as Beneficiary shall require, but not more than one hundred and fifty percent (150%) of the amount of the claim(s) or demand(s) plus costs, expenses, including reasonable attorneys' fees, and interest.

          5.1.16  BOOKS AND RECORDS.  Grantor shall keep and maintain at all
                  -----------------
times at Grantor's address stated above, or such other place as Beneficiary may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Mortgaged Property and copies of all written contracts, correspondence, Leases and other documents affecting the Mortgaged Property. Beneficiary and its designated agents shall have the right to inspect Grantor's books, records, contracts, correspondence, Leases and other documents affecting the Mortgaged Property at all reasonable times on reasonable notice during regular business hours. In the event of a foreclosure of this Deed of Trust, all of Grantor's books, records, contracts, correspondence, Leases and other documents maintained in connection with the Mortgaged Property shall be made available to the successful bidder at the foreclosure sale for inspection and copying for a period of not less than three
(3) years following said sale.

          5.1.17  UTILITIES.  Grantor will not, without the prior written
                  ---------
consent of Beneficiary, sell or contract to sell, or enter into an option to sell, or exchange, assign, convey, transfer possession of (including, without limitation, by lease) or otherwise dispose of all or any part of the utilities, utility commitments or other agreements or rights of any nature relating to the utilities, drainage ditches and/or treatment plants associated with the Mortgaged Property. Grantor further covenants and agrees that it will take any such action and execute, acknowledge, deliver and record and/or file any and all instruments as may be necessary, desirable or proper to keep any existing or future utility commitments covering the Mortgaged Property in a current and valid condition and to keep the existing utility capacity for the Mortgaged Property at or above its present level. As used herein, the term "utilities" includes, without limitation, water, gas, electricity and storm and sanitary sewer.

             5.1.18  HAZARDOUS MATERIALS.
                     -------------------

          (a)  Representations. Grantor represents and warrants that (i) there
               ---------------
are no Hazardous Materials above, in, on, under or around the Mortgaged Property, and (ii) neither Grantor nor, to the best knowledge of Grantor after due and diligent inquiry, any previous owner or user of the Mortgaged Property, generated, used, had, managed or released any Hazardous Materials above, in, on, under, from or around the Mortgaged Property, such that in the case of either
(i) or (ii) the Mortgaged Property or any activity related to the Mortgaged Property was or is in violation of any Requirements of Environmental Law, including without limitation, environmental permit requirements or environmental abatement, corrective, remedial or response action.

          (b)   No Violations.  Without limiting the generality of Section 5.1.1
                -------------
hereof, Grantor (i) shall not cause and will use its best efforts not to permit any other person to cause the violation of any law relating to industrial hygiene or environmental conditions in connection with the Mortgaged Property, including soil and ground water conditions; (ii) shall not use or cause and will use its best efforts not to permit any other person to use or cause the presence or release of, a Hazardous Material, or generate or store any Hazardous Materials on, to, from, under, over, in, about or affecting the Mortgaged Property, except in accordance with all applicable laws; (iii) shall not manufacture or dispose of any Hazardous Materials on, to, from, under, over, in, about or affecting the Mortgaged Property; or (iv) shall not transport any Hazardous Materials to or from the Mortgaged Property. As used in this Section 5.1.18, the term "release" has the meaning assigned to such term in California Code of Civil Procedure Sections 726.5 and 736, as such Sections may be amended from time to time. Grantor shall keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any Requirements of Environmental Law.

          (c)  Compliance.  Grantor shall, and Grantor shall cause all
               ----------
employees, agents, tenants, contractors and subcontractors of Grantor and any other persons from time to time present on or occupying the Mortgaged Property to, keep and maintain the Mortgaged Property in compliance with, and not cause or knowingly permit the Mortgaged Property to be in violation of, any applicable Requirements of Environmental Law. Neither Grantor nor any employees, agents, tenants, contractors or subcontractors of Grantor or any other persons occupying or present on the Mortgaged Property shall use, generate, manufacture, store or dispose of on, under or about the Mortgaged Property or transport to or from the Mortgaged Property any Hazardous Materials, except as such Hazardous Materials as may be used, stored or transported in connection with the use of the Mortgaged Property as a commercial office building and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor.

          (d)   Remedial Orders.   In the event Grantor or Beneficiary is
                ---------------
obligated by an applicable federal, state or local law, ordinance or regulation or otherwise directed by any governmental agency or authority, to clean up, remove or encapsulate or cause the cleanup, removal, or encapsulation of any Hazardous Materials from the Mortgaged Property, Grantor shall (i) promptly undertake to arrange for such cleanup, removal or remedial acts, (ii) exercise its best efforts to insure that such cleanup, removal or remedial acts shall be conducted in a timely and diligent manner, and (iii) assume the cost and expense of such cleanup, removal or remedial acts.

          (e)  Notices.  Grantor shall give prompt written notice to Beneficiary
               -------
of: (1) any proceeding or inquiry by any governmental authority (including, without limitation, the United States Environmental Protection Agency, the California Air Resources Board, any applicable Air Quality Management District, the California Conservation Department, the California Environmental Protection Agency, the California Environmental Affairs Agency, the California Department of Health Services, the California Department of Toxic Substances Control, the California Waste Management Board and/or the California Water Resources Control Board) with respect to the presence of any Hazardous Materials on the Mortgaged Property or the migration thereof from or to other property; (2) all claims made or threatened by any third party against Grantor or the Mortgaged Property relating to any loss or injury resulting from any Hazardous Materials; and (3) Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property that Grantor knows is reasonably likely to cause the Mortgaged Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Mortgaged Property under any Requirements of Environmental Law, including, without limitation, Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property that Grantor knows is reasonably likely to cause the Mortgaged Property or any part thereof to be classified as "border-zone property" under the provisions of California Health and Safety Code Sections 25220 et seq. or any regulation
                                                 -- ----
adopted in accordance therewith, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Mortgaged Property under any Requirements of Environmental Law. Beneficiary shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Environmental Conditions (as hereinafter defined) to which the indemnity in subsection (f) below applies, at Beneficiary's sole cost and expense.

          (f)  Indemnification.  In addition to the provisions of Section
               ---------------
5.1.11, and with respect to any of the following which arise from environmental conditions of the Mortgaged Property (collectively, "Environmental Conditions"), Grantor shall and does hereby agree to protect, defend, indemnify and hold harmless Beneficiary, its assigns and their respective officers, directors, shareholders, employees, agents and affiliates and their respective heirs, legal representatives, successors and assigns from and against all liabilities, losses, costs, damages, expenses or claims including, but not limited to, remedial, removal, response, abatement, cleanup, legal, investigative, and monitoring costs and other related costs, expenses, losses, damages, penalties, fines, liabilities, obligations, defenses, judgments, suits, proceedings, and disbursements (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements) of any kind or of any nature whatsoever which may at any time be imposed upon Beneficiary, incurred by Beneficiary, or arise (directly or indirectly) as a result of: (i) any Requirements of Environmental Law; (ii) any Environmental Claims (as defined herein) directly or indirectly related to the Mortgaged Property and/or the use or occupancy thereof; (iii) the failure or alleged failure of Grantor, or any other party directly or indirectly connected with the Mortgaged Property, to obtain, maintain, or comply with any Environmental Permit (as defined herein); and/or (iv) the use, generation, storage, treatment, emission, migration (to or from the Mortgaged Property), disposal, transportation, presence, release, alleged presence, or alleged release of Hazardous Materials on, under or about the Mortgaged Property or the soil, groundwater or soil vapor on, under or about the Mortgaged Property, whether or not known to Grantor, whether foreseeable or unforeseeable, regardless of the source of such Hazardous Material. This indemnity shall survive the reconveyance of the lien of this Deed, or the extinguishment of the lien by foreclosure or action in lieu thereof, and this covenant shall survive such reconveyance or extinguishment. In accordance with California Code of Civil Procedure Section 736, as such Section may be amended from time to time, Beneficiary may bring an action for breach of contract against Grantor to enforce this indemnity without foreclosing this Deed of Trust judicially or nonjudicially or accepting a deed or assignment in lieu of foreclosure. Grantor agrees to pay to Beneficiary, upon Beneficiary's demand, all expenses, costs and other amounts incurred by Beneficiary in connection with any such action under California Code of Civil Procedure Section 736. Notwithstanding the foregoing, no person shall be entitled to indemnification under this Section 5.1.18(f) for any matter described above to the extent the same was caused solely by the gross negligence or intentional misconduct of the party seeking indemnification.

          (g) Remediation.  With respect to any Environmental Conditions to
              -----------
which the indemnity in subsection (f) above shall apply, in the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably necessary under any applicable local, state or federal law or regulation, any judicial order, or by any governmental or nongovernmental entity or person because of, or in connection with, the future presence, suspected presence, release or suspected release of Hazardous Materials in or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Mortgaged Property (or any portion thereof), Grantor shall within thirty (30) days after written demand for performance thereof by Beneficiary (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), commence to perform, or cause to be commenced, and thereafter diligently prosecute to completion, all such Remedial Work. All Remedial Work shall be performed by one or more contractors, approved in advance in writing by Beneficiary, which approval shall not be unreasonably withheld or delayed, and under the supervision of a consulting engineer approved in advance in writing by Beneficiary, which approval shall not be unreasonably withheld or delayed. All costs and expenses of such Remedial Work shall be paid by Grantor including, without limitation, the charges of such contractor(s) and/or the consulting engineer, and the reasonable attorneys' fees and costs incurred by Beneficiary in connection with the monitoring or review of such contractors and consulting engineer. In the event Grantor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall become part of the Indebtedness secured hereby. In accordance with California Code of Civil Procedure Section 736, as such Section may be amended from time to time, Beneficiary may bring an action for breach of contract against Grantor to recover all costs and expenses incurred by Beneficiary in connection with any Remedial Work without foreclosing this Deed judicially or nonjudicially or accepting a deed or assignment in lieu of foreclosure. Grantor agrees to pay to Beneficiary, upon Beneficiary's demand, all expenses, costs and other amounts incurred by Beneficiary in connection with any such action under California Code of Civil Procedure Section 736. Grantor shall have the right to contest any such law, regulation or order referred to in this subsection (g) so long as (i) such contest could not result in a material adverse effect on Grantor, Grantor's ability to perform its obligations under the Security Documents and/or the Mortgaged Property; (ii) could not subject Beneficiary to any material liability; (iii) could not jeopardize Beneficiary's lien or interest in the Mortgaged Property or affect in any way the payments of any sums required to be made under the Notes or the Security Documents; (iv) Grantor provides security as may be reasonably required by Beneficiary to assure compliance with the Requirements of Environmental Law in connection with such Remedial Work, and (v) such contest is conducted by authorized proceedings in good faith and with due diligence.

          (h)  Entry.  In the event that Grantor is in default under any of the
               -----
Security Documents or has breached a covenant under this Section 5.1.18, Beneficiary and Beneficiary's agents, employees or workmen are hereby authorized to enter at any reasonable time upon any part of the Mortgaged Property for the purposes of inspecting the same for Hazardous Materials and Grantors' compliance with this Section and such inspections may include, without limitation, soil borings. Beneficiary's rights hereunder include its rights under California Civil Code Section 2929.5, as such Section may be amended from time to time. Grantor acknowledges that, pursuant to California Code of Civil Procedure
Section 564(c), as such Section may be amended from time to time, Beneficiary may be entitled to the appointment of a receiver to enforce its rights under California Civil Code Section 2929.5. Grantor agrees to pay to Beneficiary, upon Beneficiary's demand, all expenses, costs or other amounts incurred by Beneficiary in performing any inspection and/or testing for the purposes set forth in this clause, including, without limitation, all expenses, costs or other amounts incurred by Beneficiary in obtaining the appointment of a receiver as aforesaid. Beneficiary is under no duty, however, to visit or observe the Mortgaged Property or to conduct tests, and any such acts by Beneficiary shall be for the sole purpose of protecting Beneficiary's security and preserving Beneficiary's and Trustee's rights under the Security Documents. In no event shall any site visit, observation or testing by Beneficiary be a representation that Hazardous Materials are or are not present in, on, or under the Mortgaged Property or the Buildings, or that the construction is free from defective materials or workmanship, or that there has been or shall be compliance with any Security Document or any applicable governmental law. Neither Grantor nor any other party is entitled to rely on any site visit, observation or testing by Beneficiary.

          (i)  Exclusions.  The foregoing provisions of this Section 5.1.18 do
               ----------
not apply to any ordinary use and incidental storage of small and insignificant amounts of substances reasonably necessary for the regular and ordinary maintenance of the Mortgaged Property, or consumed in the regular and ordinary use of common office business machines, nor to gasoline, oil, and other ordinary automotive fluids to the extent that they are contained in the common and ordinary manner in motor vehicles visiting the Mortgaged Property, in each case provided that the same do not constitute, give rise to, or create any substantial risk of any violation of any Requirements of Environmental Law, or any event, occurrence, or condition as a consequence of which, pursuant to any Requirements of Environmental Law, (i) Grantor, Beneficiary, or any owner, occupant, or person having any interest in the Mortgaged Property shall be subject to any restriction on use, ownership or transferability or (ii) any remedial work pertaining to Hazardous Materials shall be required at or in connection with the Mortgaged Property.

             5.1.19  TRANSFER OF MORTGAGED PROPERTY.
                     ------------------------------

          (a) Except as specifically set forth herein, without the prior written consent of Beneficiary (which consent may be withheld for any reason or for no reason or given upon such terms and conditions as Beneficiary deems necessary or appropriate, all within Beneficiary's sole and absolute discretion), Grantor shall not agree to, consummate, cause, suffer or permit any of the following (each, a "Transfer"), whether recorded or unrecorded, voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise: (i) any sale, contract to sell, lease, grant of any option, conveyance, disposition, alienation, assignment, pledge, condominium or similar declaration, covenant, condition or restriction, lien, easement or other form of encumbrance, or other form of transfer of all or any part of the Mortgaged Property or all or any part of Grantor's right, title or interest in the Mortgaged Property, or (ii) any merger, consolidation, dissolution, liquidation, winding up, or sale or other transfer of all or substantially all of the assets of Grantor; or (iii) by contract, through the issuance, transfer or ownership of voting securities, or otherwise, there is any change in control of Grantor other than as described in
Section 5.1.19(b). Grantor agrees that, if Grantor breaches this Section 5.1.19(a), Beneficiary shall be entitled to declare all of the Indebtedness immediately due and payable at the option of Beneficiary. The restrictions of this Section 5.1.19(a) shall not apply to Leases or Permitted Encumbrances to the extent the same are permitted under and in compliance with other specific provisions of this Deed of Trust. If the Indebtedness is accelerated because of a Transfer described in this Section 5.1.19(a), any prepayment premium specified in the Notes shall also be due and payable as though such indebtedness was voluntarily prepaid.

          (b) In addition to the foregoing, in the event that there is any merger, consolidation, dissolution, liquidation, winding up, or sale or other transfer of all or substantially all of the assets of Merisel, Inc. pursuant to which there is any change in control or cessation of such corporation or its business; then, in the case of any of such events, Beneficiary shall have the right (exercisable for any reason or for no reason, all within Beneficiary's sole and absolute discretion) to declare all of the then outstanding Indebtedness to be immediately due and payable, and Grantor shall thereupon pay the same as a mandatory prepayment of the Indebtedness. No prepayment premium shall be due under the Indebtedness as a result of any event described in this
Section 5.1.19(b).

          (c) Notwithstanding the foregoing provisions of this Section 5.1.19, Grantor shall not be prohibited by this Section 5.1.19 from effecting a Transfer of all or any part of the Mortgaged Property to Merisel, Inc. if, but only if, the foregoing restriction on such Transfer is determined to be prohibited by or in direct conflict with the provisions of the 12.5% Senior Notes Due 2004 of Merisel, Inc. (so long as the same are outstanding, and provided that no such Transfer shall be deemed to release Grantor from any Indebtedness or Obligations or release any Mortgaged Property from the lien and security interests of this Deed of Trust).

          5.1.20   MANAGEMENT.  The Mortgaged Property shall at all times be
                   ----------
operated by Grantor or by a management company approved by Beneficiary under a management contract satisfactory in form and substance to Beneficiary. The interests of the Grantor and the management company under any such contract shall be subordinate to the rights of Beneficiary hereunder, and the management agreement shall provide that Beneficiary may, at its option, terminate such contract upon the occurrence of an Event of Default.

          5.1.21  USE OF MORTGAGED PROPERTY.  Grantor shall not use the
                  -------------------------
Mortgaged Property or any part thereof, or allow the same to be used or occupied, for any purpose other than for commercial purposes, or for any unlawful purpose, or in violation of any certificate of occupancy or other permit or certificate, or any law, ordinance or regulation, covering or affecting the use or occupancy thereof. Grantor will not suffer any act to be done or any condition to exist on the Mortgaged Property or any part thereof or any article to be brought thereon, which may be dangerous (unless safeguarded as required by law) or which may constitute a nuisance, public or private, or which may void or make voidable any insurance then in force with respect thereto.

          5.1.22  LAND USE.  Unless required by applicable law, Grantor shall
                  --------
not permit changes in the use of any part of the Mortgaged Property from the use existing at the time this Deed of Trust was executed. Grantor shall not initiate or acquiesce in a change in the zoning classification of the Mortgaged Property without Beneficiary's prior written consent.

          5.1.23  TITLE.  Grantor shall warrant and defend title to the
                  -----
Mortgaged Property against all claims and demands, subject to easements and restrictions listed on Exhibit B attached hereto.
                       ---------

          5.1.24  NOTICES.  Grantor shall provide Beneficiary with notice of any
                  -------
litigation, arbitration, or other proceeding or governmental investigation pending or, to Grantor's knowledge, threatened against or relating to Grantor or the Mortgaged Property.

          5.1.25  FINANCIAL STATEMENTS.
                  --------------------

          (a) Grantor shall timely comply in all respects with the provisions of Section 2(i) and any other provisions of the Equipment Security Agreement concerning the delivery of financial statements and other information described therein as if such provisions were fully set forth in this Deed of Trust, and such provisions shall be deemed incorporated herein by this reference such that the terms "Debtor" therein shall also mean Grantor and "Secured Party" therein shall also mean Beneficiary. Grantor shall continue to comply with such provisions as if set forth herein until all of the Indebtedness and Obligations are fully paid and performed, even though the Equipment Note may be prepaid and/or the Equipment Security Agreement otherwise shall be terminated prior to such full payment and performance.

          (b) If requested by Beneficiary during the term of the Real Estate Note, Grantor shall also furnish to Beneficiary, within one hundred (100) days after the close of its fiscal year, a rent roll and an income and expense statement, prepared on a cash basis, on the Mortgaged Property, and, in addition, within thirty (30) days after a request by Beneficiary, Grantor shall furnish a current rent roll and income and expense statement on the Mortgaged Property, prepared on a cash basis, for the most recently completed calendar quarter. The rent roll and the income and expense statement shall be certified as to accuracy by Grantor. Grantor further agrees to promptly provide Beneficiary from time to time with such other and further information regarding the business, affairs and financial condition of Grantor and any ultimate parent company of Grantor as Beneficiary may reasonably request.

       5.2   REPRESENTATIONS AND WARRANTIES OF GRANTOR.  Grantor hereby
             -----------------------------------------
represents and warrants to Beneficiary as follows, and agrees to give written notice to Beneficiary of any breach of such representations and warranties:

          5.2.1  DUE ORGANIZATION.  Grantor is a corporation, duly organized,
                 ----------------
validly existing and in good standing under the laws of the State of Delaware. Grantor has the full power and authority to execute, deliver and perform its obligations under this Deed of Trust, the Notes and the Security Documents.

          5.2.2  NO CONFLICT.  This Deed of Trust, the Notes and the Security
                 -----------
Documents and the performance of Grantor's obligations thereunder will not violate any provision of law (including, but not limited to, any law relating to usury), any order of any court or other agency or government, or any indenture, partnership agreement or other agreement or instrument to which Grantor is a party or by which Grantor or any of Grantor's property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Grantor, except as contemplated by the Deed of Trust, the Notes and the Security Documents, and no action with respect thereto by Grantor is required.

          5.2.3  CONSENTS.  Grantor is not required to obtain the consent or
                 --------
approval of any private party or governmental agency for the execution, delivery and performance by Grantor of this Deed of Trust, the Notes, the Security Documents or the transactions contemplated thereby under any indenture, agreement or other instrument or under any law.

          5.2.4  SUITS.  There are no suits, proceedings or investigations
                 -----
pending or threatened against or affecting Grantor, at law or in equity, or before or by any governmental or administrative agency or instrumentality which, if adversely determined, would have a material adverse effect on the Mortgaged Property or the business or condition of Grantor.

          5.2.5  JUDGMENTS.  No judgment, decree or order of any court or
                 ---------
governmental or administrative agency or instrumentality has been issued against Grantor which has or may have any material adverse effect on the business or condition of Grantor.

          5.2.6  INFORMATION.  All information, reports, papers and data given
                 -----------
to Beneficiary with respect to Grantor or others obligated under the terms of the Security Documents are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Beneficiary a true and accurate knowledge of the subject matter thereof, subject to the qualifications and other provisons of Section 2(g) of the Equipment Security Agreement.

          5.2.7  TITLE/RIGHT TO ASSIGN LEASES.  As of the time and date of
                 ----------------------------
recordation of this Deed of Trust, Grantor will have good and marketable title in fee simple to the Land and Buildings, and good and marketable title to the Fixtures and Personalty, and the right to assign the Leases and Rents to Beneficiary free and clear of any prior assignment, liens, charges, encumbrances, security interests and adverse claims whatsoever except the Permitted Encumbrances.

          5.2.8  LEASES.  Grantor has not executed any previous assignment of
                 ------
the Leases or of its right, title and interest therein or in the Rents to accrue thereunder which will be or remain effective upon recordation of this Deed of Trust. Grantor has delivered (or caused to be delivered) to Beneficiary a true and complete copy of all of the existing Leases assigned hereunder, together with all amendments, supplements and other modifications, and no material default by Grantor or any other person under any existing Lease remains uncured.

          5.2.9  PERMITTED ENCUMBRANCES.  The Permitted Encumbrances have not
                 ----------------------
materially interfered with the operation of the Mortgaged Property, nor does Grantor reasonably foresee any material interference arising from the Permitted Encumbrances during the term of the Notes.

          5.2.10  TAXES.  Grantor has filed all Federal, state, county and
                  -----
municipal income tax returns required to have been filed by it and has paid all taxes which have become due pursuant to any assessments received by it.

          5.2.11  USE OF MORTGAGED PROPERTY.  The Mortgaged Property is being,
                  -------------------------
and will continue to be, lawfully used for commercial purposes.

ARTICLE 6.  EVENTS OF DEFAULT
            -----------------

       The term "Event(s) of Default," as used in the Security Documents and the Notes, shall mean the occurrence or happening, from time to time, of any one or more of the following:

       6.1   PAYMENT OF INDEBTEDNESS.  If Grantor fails to pay all or any
             -----------------------
portion of any installment or other payment of the Indebtedness within ten (10) days after the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise.

       6.2   BANKRUPTCY, RECEIVERSHIP, INSOLVENCY, ETC.  If voluntary or
             ------------------------------------------
involuntary proceedings under the Federal Bankruptcy Code, as amended, shall be commenced by or against Grantor, Merisel, Inc., and/or Merisel Americas, Inc. or if bankruptcy, receivership, conservatorship, insolvency, reorganization, dissolution, liquidation or other similar proceedings shall be instituted by any of them or with respect to all or any part of their respective property under the Federal Bankruptcy Code, as amended, or other law of the United States or of any state or other competent jurisdiction, or if such proceedings are instituted against any of them or all or any part of their respective property and any such corporation shall consent thereto or shall fail to cause the same to be discharged within forty-five (45) days, or if any of such corporations shall become insolvent, make an assignment for the benefit of creditors, or cease to continue as a going business..

       6.3   LAWS AFFECTING OBLIGATIONS AND INDEBTEDNESS.  If subsequent to the
             -------------------------------------------
date of this Deed of Trust, any governmental entity in which the Mortgaged Property is located passes any law (a) which renders payment of the Indebtedness and/or performance of the Obligations by Grantor unlawful, or (b) which prohibits Beneficiary from exercising any of its rights and remedies under the Security Documents.

       6.4   FALSE REPRESENTATION.  If any representation or warranty made by
             --------------------
Grantor or others in, under or pursuant to the Notes or the Security Documents (including, but not limited to, any representation or warranty made in Sections 5.1.18(a) and 5.2 hereof) shall prove to have been false or misleading in any material respect as of the date on which such representation or warranty was made.

       6.5   CERTAIN DEFINED EVENTS.  If Grantor shall default under any of the
             ----------------------
provisions of Sections 5.1.7(a), 5.1.17 or 5.1.19(a) of this Deed of Trust or if any Event of Default as defined in the Equipment Security Agreement shall occur.

       6.6   OTHER DEBT.  Any default, after the expiration of any applicable
             ----------
grace period, by Grantor or by Merisel, Inc. in the payment or performance of any debt, guaranty or other obligation in excess of five million dollars ($5,000,000), other than accounts payable and accruals in the ordinary course of business, owed by either of such corporations to any person or entity, including, but not limited to, Beneficiary.

       6.7   OTHER PERFORMANCE.  If Grantor shall default in the due observance
             -----------------
or performance of any of the Indebtedness or the Obligations, other than Events of Default specified above in this Article 6, and such default shall not be curable, or if curable shall continue for a period of thirty (30) days after written notice thereof from Beneficiary to Grantor (unless such default, if curable, requires work to be performed, acts to be done or conditions to be remedied which by their nature cannot be performed, done or remedied, as the case may be, within such thirty (30) day period and Grantor shall commence to cure such default within such thirty (30) day period and shall thereafter diligently and continuously process the same to completion, but in no event shall the period for cure exceed sixty (60) days or, if earlier, the earlier of the maturity dates of the Notes, unless otherwise agreed in writing by Beneficiary).

ARTICLE 7.  DEFAULT AND FORECLOSURE
            -----------------------

       7.1   REMEDIES.  If an Event of Default shall occur, Beneficiary may, at
             --------
its option, by or through Trustee or otherwise, exercise one or more or all of the following remedies:

          7.1.1  ACCELERATION.  Declare the unpaid portion of the Indebtedness
                 ------------
to be immediately due and payable, without further notice or demand (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

          7.1.2  ENTRY ON MORTGAGED PROPERTY.  Enter upon the Mortgaged Property
                 ---------------------------
and take possession thereof and of all books, records, and accounts relating thereto.

          7.1.3  OPERATION OF MORTGAGED PROPERTY.  Hold, lease, operate or
                 -------------------------------
otherwise use or permit the use of the Mortgaged Property, or any portion thereof, in such manner, for such time and upon such terms as Beneficiary may deem to be in its best interest (making such repairs, alterations, additions and improvements thereto, from time to time, as Beneficiary shall deem necessary or desirable) and collect and retain all earnings, rents, profits or other amounts payable in connection therewith.

          7.1.4  JUDICIAL PROCEEDINGS.  Institute proceedings for the complete
                 --------------------
or partial foreclosure of this Deed of Trust or take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Notes or in this Deed of Trust (without being required to foreclose this Deed of Trust), or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Beneficiary shall elect.

          7.1.5  SALE OF MORTGAGED PROPERTY.  Cause the Mortgaged Property and
                 --------------------------
all estate, right, title and interest, claim and demand therein, or any part thereof to be sold as follows:

          (a) Beneficiary may proceed as if all of the Mortgaged Property were real property, in accordance with subsection (d) below, or Beneficiary may elect to treat any of the Mortgaged Property which consists of a right in action or which is property that can be severed from the premises without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with subsection (c) below, separate and apart from the sale of real property, with the remainder of the Mortgaged Property being treated as real property.

          (b) Beneficiary may cause any such sale or other disposition to be conducted immediately following the expiration of any grace period, if any, herein provided (or required by law) or Beneficiary may delay any such sale or other disposition for such period of time as Beneficiary deems to be in its best interest. Should Beneficiary desire that more than one such sale or other disposition be conducted, Beneficiary may at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interest.

          (c) Should Beneficiary elect to cause any of the Mortgaged Property to be disposed of as personal property as permitted by subsection (a) above, it may dispose of any part thereof in any manner now or hereafter permitted by Division 9 of the UCC or in accordance with any other remedy provided by law. Both Grantor and Beneficiary shall be eligible to purchase any part of all of such property at any such disposition. Any such disposition may be either public or private as Beneficiary may so elect, subject to the provisions of the UCC. Beneficiary shall give Grantor at least five (5) days prior written notice of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Grantor it shall constitute reasonable notice to Grantor.

          (d) Should Beneficiary elect to sell the Mortgaged Property which is real property or which Beneficiary has elected to treat as real property, upon such election Beneficiary or Trustee shall give such Notice of Default and Election to Sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such Notice of Sale as may then be required by law, Trustee, at the time and place specified in the Notice of Sale, shall sell such Mortgaged Property, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States, subject, however, to the provisions of Subsection 7.1.5(e) hereof. Trustee for good cause may, and upon request of Beneficiary shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Mortgaged Property consists of several lots or parcels, Beneficiary may designate the order in which such lots or parcels may be offered for sale or sold, and may direct that such property be sold in one parcel, as an entirety, or in such parcels as Beneficiary, in its sole discretion, may elect. Grantor expressly waives any right which it may have to direct the order in which any of the Mortgaged Property shall be sold, and its rights, if any, to require the Mortgaged Property be sold as separate tracts, lots, units, or parcels. Any person, including Grantor, Trustee or Beneficiary, may purchase at the sale. Upon any sale Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.

          (e) Upon any sale of the Mortgaged Property, whether made under a power of sale herein granted or pursuant to judicial proceedings, if the holder of the Notes is a purchaser at such sale, it shall be entitled to use and apply all or any portion of the indebtedness then secured hereby for or in settlement or payment of all or any portion of the purchase price of the property purchased, and, in such case, this Deed of Trust, the Notes and documents evidencing expenditures secured hereby shall be presented to the person conducting the sale in order that the amount of said indebtedness so used or applied may be credited thereon as having been paid.

          (f) In the event of a sale or other disposition of any such Mortgaged Property or any part thereof, and the execution of a deed or other conveyance pursuant thereto, the recitals in the deed or deeds of facts (such as of a default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchaser, payment of purchase money, and any other fact affecting the regularity or validity of such sale or disposition) shall be conclusive proof of the truth of such facts; and any such deed or conveyance shall be conclusive against all persons as to such facts recited therein.

          7.1.6  RECEIVER.  Beneficiary shall be entitled, as a matter of strict
                 --------
right, without notice and ex parte, and without regard to the value or occupancy of the security, or the solvency of the Grantor, or the adequacy of the Mortgaged Property as security for the Notes, to have a receiver appointed to enter upon and take possession of the Mortgaged Property, collect the Rents and profits therefrom and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of the jurisdiction in which the Mortgaged Property is located. Grantor hereby waives any requirements on the receiver or Beneficiary to post any surety or other bond. Beneficiary or the receiver may also take possession of, and for these purposes use, any and all Personalty which is a part of the Mortgaged Property and used by Grantor in the rental or leasing thereof or any part thereof. The expense (including the receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. Beneficiary shall (after payment of all reasonable costs and expenses incurred) apply such Rents, issues and profits received by it on the Indebtedness in the order set forth in Section 7.7 hereof. The right to enter and take possession of the Mortgaged Property, to manage and operate the same, and to collect the Rents, issues and profits thereof, whether by receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents, issues and profits actually received by Beneficiary.

          7.1.7  ADDITIONAL RIGHTS AND REMEDIES.  With or without notice, and
                 ------------------------------
without releasing Grantor from the Indebtedness or Obligations, and without becoming a mortgagee in possession, Beneficiary and Trustee shall have the right to cure any breach or default of Grantor and, in connection therewith, to enter upon the Mortgaged Property and to do such acts and things as Beneficiary or Trustee deem necessary or desirable to protect the security hereof including, but without limitation, to appear in and defend any action or proceedings purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder; to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of either Beneficiary or Trustee, is prior or superior hereto, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; to obtain insurance; to pay any premiums or charges with respect to insurance required to be carried hereunder; and to employ counsel, accountants, contractors and other appropriate persons to assist them.

          7.1.8  WAIVER OF LIEN.  In accordance with California of Code of Civil
                 --------------
Procedure Section 726.5, as such Section may be amended from time to time, Beneficiary may waive its lien against the Mortgaged Property or any portion thereof, together with fixtures or personal property thereon, to the extent such property is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and may exercise any and all rights and remedies of an unsecured creditor against Grantor and all of Grantor's assets and property for the recovery of any deficiency, including, without limitation, seeking an attachment order under California Code of Civil Procedure Section 483.010. No such waiver shall be final or binding on Beneficiary unless and until a final money judgment is obtained against Grantor. As between Beneficiary and Grantor, for purposes of California Code of Civil Procedure Section 726.5, Grantor shall have the burden of proving that the release or threatened release was not knowingly or negligently caused or contributed to, or knowingly or willfully permitted or acquiesced to by Grantor or any related party (or any affiliate or agent of Grantor or any related party) and that Grantor made written disclosure of the release to Beneficiary or that Beneficiary otherwise obtained actual knowledge thereof prior to the making of the loan evidenced by the Notes. Notwithstanding anything to the contrary contained in this Deed of Trust or the other Security Documents, Grantor shall be fully and personally liable for all judgments and awards entered against Grantor pursuant to California Code of Civil Procedure 726.5 and such liability shall be an exception to any non-recourse or exculpatory provision in this Deed of Trust or the other Security Documents and shall not be limited to the original principal amount of the obligations secured by this Deed of Trust. Grantor's obligations hereunder shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Mortgaged Property or this Deed of Trust. For the purpose of any action brought under this Section, Grantor hereby waives the defense of laches and any applicable statute of limitations. For purposes of California Code of Civil Procedure 726.5, the acts, knowledge and notice of each "726.5 Party" shall be attributed to and be deemed to have been performed by the party or parties then obligated on and liable for payment of the Notes. As used herein, "726.5 Party" shall mean Grantor, any successor owner to Grantor of all and any portion of the Mortgaged Property, and related party of Grantor or any such successor and any affiliate or agent of Grantor, any such successor or any such related party.

          7.1.9  ACTION FOR ENVIRONMENTAL CLAIM.  In accordance with, and
                 ------------------------------
subject to limitations of, California Code of Civil Procedure Section 736, Beneficiary may seek a judgment that Grantor has breached its covenants, representations and/or warranties with respect to the environmental matters contained in Section 5.1.18 of this Deed of Trust (the "Environmental Provisions"), and may commence and maintain an action or actions in any court of competent jurisdiction for enforcement of the Environmental Provisions and/or recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses (including, without limitation, court costs, consultants' fees and reasonable attorneys' fees, whether incurred in litigation or not and whether before or after judgment), incurred or advanced by Beneficiary pursuant to the Environmental Provisions (collectively, the "Environmental Costs"). All Environmental Costs incurred by Beneficiary shall bear interest at the Default Interest Rate. All Environmental Costs together with interest thereon shall be secured by this Deed of Trust and shall enjoy the same priority as the original principal amount of the Notes. Grantor acknowledges and agrees that notwithstanding any term or provision contained in this Deed of Trust or in the other Security Documents, Environmental Costs shall be exceptions to any nonrecourse or exculpatory provision, if any, and Grantor shall be fully and personally liable for Environmental Costs. Such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust. Grantor's obligations hereunder shall survive foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Mortgaged Property or this Deed of Trust. For the purposes of any action brought under this Section 7.1.9, Grantor hereby waives the defense of laches and any applicable statute of limitations.

          7.1.10  OTHER.  Exercise any other remedy specifically granted under
                  -----
the Security Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise, including the rights described below.

       7.2   SEPARATE SALES.  Any real estate or any interest or estate therein
             --------------
sold pursuant to any writ of execution issued on a judgment obtained by virtue of the Notes, this Deed of Trust or the other Security Documents, or pursuant to any other judicial proceedings under this Deed of Trust or the other Security Documents, or pursuant to the power of sale granted herein, may be sold in one parcel, as an entirety, or in such parcels, and in such manner or order as Beneficiary, in its sole discretion, may elect.

       7.3   REMEDIES CUMULATIVE AND CONCURRENT.  The rights and remedies of
             ----------------------------------
Beneficiary as provided in the Notes, this Deed of Trust and in the Security Documents shall be cumulative and concurrent and may be pursued separately, successively or together against Grantor or against other obligors or against the Mortgaged Property, or any one or more of them, at the sole discretion of Beneficiary, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof, nor shall the choice of one remedy be deemed an election of remedies to the exclusion of other remedies.

       7.4   NO CURE OR WAIVER.  Neither Beneficiary's nor Trustee's nor any
             -----------------
receiver's entry upon and taking possession of all or any part of the Mortgaged Property nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Indebtedness and Obligations, nor the exercise of any other right or remedy by Beneficiary or Trustee or any receiver shall impair the status of the security, or cure or waive any default or notice of default under this Deed or Trust, or nullify the effect of any notice of default or sale (unless all Indebtedness and Obligations which are then due have been paid and performed and Grantor has cured all other defaults), or prejudice Beneficiary or Trustee in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

       7.5   PAYMENT OF COSTS, EXPENSES AND ATTORNEYS' FEES.  Grantor agrees to
             ----------------------------------------------
pay to Beneficiary immediately and without demand all costs and expenses reasonably incurred by Trustee and Beneficiary in exercising the remedies under the Notes and Security Documents (including but without limitation, court costs and reasonable attorneys' fees, whether incurred in litigation or not) with interest at the greater of the Default Interest Rate or the highest rate payable under any Indebtedness and Obligations, from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at the sale of the Mortgaged Property held pursuant to the power of sale granted herein or pursuant to any judicial foreclosure of this instrument, the amount of said costs, expenses and interest in addition to the amount of the other Indebtedness and Obligations as a credit bid, the equivalent of cash.

       7.6   WAIVER OF REDEMPTION, NOTICE, MARSHALING, ETC.  Grantor hereby
             ----------------------------------------------
waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any redemption or extension of time for payment, (b) unless specifically required herein, all notices of Grantor's default or of Beneficiary's election to exercise, or Beneficiary's actual exercise, of any option or remedy under the Notes or the Security Documents; (c) any right to have the liens against the Mortgaged Property marshaled; and (d) the right to plead or assert any statute of limitations as a defense or bar to the enforcement of the Notes or the Security Documents.

       7.7   APPLICATION OF PROCEEDS.  The proceeds of any sale of all or any
             -----------------------
portion of the Mortgaged Property and the amounts generated by any holding, leasing, operation or other use of the Mortgaged Property shall be applied by Beneficiary in the following order:

          (a) first, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same (including without limitation payment of any Impositions or other taxes);

          (b) second, to the extent allowed by law, to the payment of reasonable attorneys' fees and other legal expenses, including reasonable expenses and fees incurred on appeals, and reasonable legal expenses and fees of a receiver;

          (c) third, to the payment of late charges and prepayment premiums, if any, owing under the Notes or the Security Documents;

          (d) fourth, to the payment of accrued and unpaid interest on the Indebtedness; and

          (e) fifth, to the payment of the balance of the Indebtedness.

          The balance, if any, shall be paid to the parties entitled to receive it.

       7.8   STRICT PERFORMANCE.  Any failure by Beneficiary to insist upon
             ------------------
strict performance by Grantor of any of the terms and provisions of the Security Documents or of the Notes shall not be deemed to be a waiver of any of the terms or provisions of the Security Documents or the Notes and Beneficiary shall have the right thereafter to insist upon strict performance by Grantor.

       7.9   NO CONDITIONS PRECEDENT TO EXERCISE OF REMEDIES.  Neither Grantor
             -----------------------------------------------
nor any other person now or hereafter obligated for payment of all or any part of the Indebtedness shall be relieved of such obligation (i) by reason of the failure of Beneficiary to comply with any request of Grantor or of any other person so obligated to take action to foreclose on this Deed of Trust or otherwise enforce any provisions of the Security Documents or the Notes, or (ii) by reason of the release, regardless of consideration, of all or any part of the security held for the Indebtedness, or (iii) by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending, amending or modifying any of the Indebtedness or Obligations, or (iv) by reason of the occurrence of an Event of Default, including but not limited to any transfer or disposition as prohibited by Sections 5.1.14 and 5.1.19.

ARTICLE 8.  CONDEMNATION
            ------------

       8.1   CONDEMNATION.  Grantor hereby assigns, transfers and sets over to
             ------------
Beneficiary all rights of Grantor to any award or payment in respect of (a) any taking of all or a portion of the Mortgaged Property as a result of, or by agreement in anticipation of, the exercise of the right of condemnation or eminent domain; (b) any such taking of any appurtenances to the Mortgaged Property or of vaults, areas of projections outside the boundaries of the Mortgaged Property, or rights in, under or above the alleys, streets or avenues adjoining the Mortgaged Property, or rights and benefits of light, air, view or access to said alleys, streets, or avenues or for the taking of space or rights therein, below the level of, or above the Mortgaged Property; and (c) any damage to the Mortgaged Property or any part thereof due to governmental action, but not resulting in, a taking of any portion of the Mortgaged Property, such as, without limitation, the changing of the grade of any street adjacent to the Mortgaged Property. Grantor hereby agrees to file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Beneficiary to the extent of the Indebtedness, and hereby irrevocably authorizes and empowers Beneficiary, in the name of Grantor or otherwise, to collect and receipt for any such award or payment and, in the event Grantor fails to act, or in the event that an Event of Default has occurred and is continuing, to file and prosecute such claim or claims.

       8.2   APPLICATION OR PROCEEDS.  All proceeds received by Beneficiary with
             -----------------------
respect to a taking of all or any part of the Mortgaged Property or with respect to damage to all or any part of the Mortgaged Property from governmental action not resulting in a taking of the Mortgaged Property, shall be applied as follows, in the order of priority indicated: (a) to reimburse Beneficiary for all costs and expenses, including reasonable attorneys' fees incurred in connection with collecting the said proceeds; (b) to the payment of late charges, if any, owing under the Notes or the Security Documents; (c) to the payment of accrued and unpaid interest on the Notes; (d) to the prepayment of the unpaid principal of the Notes, without premium; and (d) to the payment of the balance of the Indebtedness. The balance, if any, will be paid to Grantor.

       8.3   EXCEPTED AWARDS.  Notwithstanding the foregoing, Grantor shall not
             ---------------
be required to pay over any Awards or potential Awards referred to in this
Article 8 which
individually and in the aggregate involve less than $100,000 and so long as an Event of Default is not continuing at the time any such Award is made.



ARTICLE 9.  GENERAL PROVISIONS
            ------------------

       9.1   FURTHER ASSURANCES.  Grantor, upon the reasonable written request
             ------------------
of Beneficiary, at its sole cost and expense, will execute, acknowledge and deliver, or arrange for the execution, acknowledgment and delivery of, such further instruments (including, without limitation, financing statements, estoppel certificates and declarations of no set-off, attornment agreements and acknowledgments of the Assignment or any assignment of the Notes and Security Documents) and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Security Documents, to facilitate the assignment or transfer of the Notes and the Security Documents and to subject to the liens of the Security Documents any property intended by the terms thereof to be covered thereby, and any renewals, additions, substitutions, replacements or betterments thereto. Upon any failure of Grantor to execute and deliver such instruments, certificates and other documents on or before fifteen
(15) days after receipt of written request therefor, Beneficiary may make, execute and record any and all such instruments, and certificates and Grantor irrevocably appoints Beneficiary the agent and attorney-in-fact of Grantor to do so.

       9.2   RECORDING AND FILING.  Grantor, at its expense, will cause the
             --------------------
Security Documents, all supplements thereto and any financing statements at all times to be recorded and filed and corrected, re-recorded and re-filed in such manner and in such places as Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and re-filing taxes, fees and other related charges.

       9.3   NOTICE.  Grantor hereby requests that a copy of any notice of
             ------
default and every notice of sale hereunder be mailed to it as provided by law at the Grantor's Address. All notices, consents, demands, requests and other communications required or permitted under the Security Documents and the Notes shall be in writing and shall be deemed effective upon mailing by U.S. certified or registered mail, postage prepaid, or depositing the same prepaid with a nationally recognized overnight courier service providing receipted delivery (such as DHL, UPS or Federal Express), addressed to the party for whom it is intended at the Grantor's Address or the Trustee's Address, as the case may be, or in the case of notices to Beneficiary, to Beneficiary at the Beneficiary's Address. Any party may designate a change of address by written notice to the other, given at least 10 business days before such change of address is to become effective. Grantor may, from time to time, change the address to which notice of default and notice of sale hereunder shall be sent by both recording a request therefor and sending a copy of such request to Beneficiary.

       9.4   BENEFICIARY'S RIGHT TO PERFORM THE OBLIGATIONS.  If Grantor shall
             ----------------------------------------------
fail to make any payment or perform any act required by the Notes or the Security Documents following any applicable grace or cure periods specifically provided therein, then, at any time thereafter, without notice to or demand upon Grantor and without waiving or releasing any obligation or default, Beneficiary may make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter the Mortgaged Property for such purpose and to take all such action thereon and with respect to the Mortgaged Property as may be necessary or appropriate for such purpose. All sums so paid by Beneficiary, and all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses so incurred together with interest thereon at the Default Interest Rate, from the date of payment, shall constitute additions to the Indebtedness secured by the Security Documents, and shall be paid by Grantor to Beneficiary, on demand. If Beneficiary shall elect to pay any Imposition, Beneficiary may do so in reliance on any bill, statement or assessment procured from the appropriate public office, without inquiring into the accuracy thereof or into the validity of such Imposition. Grantor shall indemnify Beneficiary for all losses and expenses, including reasonable attorneys' fees, incurred by reason of any acts performed by Beneficiary pursuant to the provisions of this Section 9.4 or by reason of the Security Documents, and any funds expended by Beneficiary to which it shall be entitled to be indemnified, together with interest thereon at the Default Interest Rate from the date of such expenditures, shall constitute additions to the Indebtedness and shall be secured by the Security Documents and shall be paid by Grantor to Beneficiary upon demand.

       9.5   COVENANTS RUNNING WITH THE LAND.  All covenants contained in the
             -------------------------------
Security Documents shall run with the Mortgaged Property.

       9.6   SEVERABILITY.  In case any one or more of the Obligations shall be
             ------------
invalid, illegal or unenforceable in any respect, the validity of the Notes, this Deed of Trust, the Security Documents and remaining Obligations shall be in no way affected, prejudiced or disturbed thereby.

       9.7   MODIFICATION.  The Security Documents and the terms of each of them
             ------------
may not be changed, waived, discharged or terminated orally, but only by an instrument or instruments in writing signed by the party against which enforcement of the change, waiver, discharge or termination is asserted.

       9.8   COMPOUNDING OF INTEREST.  All interest payable pursuant to the
             -----------------------
Indebtedness, whether accruing before or after an Event of Default, shall compound annually or, if and to the extent specified in the instruments and agreements evidencing the Indebtedness or Obligations, more frequently.

       9.9   TAX ON INDEBTEDNESS OR DEED OF TRUST.  In the event of the passage,
             ------------------------------------
after the date of this Deed of Trust, of any law deducting from the value of land for the purposes of taxation, any lien thereon, or imposing upon Beneficiary the obligation to pay the whole, or any part, of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust, mortgages or debts as to materially affect the Deed of Trust or the Indebtedness, the entire unpaid balance of the Indebtedness shall, at the option of Beneficiary, after thirty (30) days written notice to Grantor, become due and payable; provided, however, that if, in the reasonable opinion of Beneficiary's counsel, it shall be lawful for Grantor to pay such taxes, assessments, or charges, or to reimburse Beneficiary therefor, then there shall be no such acceleration of the time for payment of the unpaid balance of the Indebtedness if a mutually satisfactory agreement for reimbursement, in writing, is executed by Grantor and delivered to Beneficiary within the aforesaid period.

       9.10  MAXIMUM RATE OF INTEREST.  Notwithstanding any provision in this
             ------------------------
Deed of Trust, or in any instrument now or hereafter relating to or securing the Indebtedness evidenced by the Notes, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit, if any, imposed on Beneficiary by applicable usury laws. In the event the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the applicable usury laws, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the Indebtedness immediately upon receipt of such sums by Beneficiary, with the same force and effect as though Grantor had specifically designated such excess sums to be so applied to the reduction of the Indebtedness and Beneficiary had agreed to accept such sums as a payment of the Indebtedness not subject to any prepayment penalty, provided, however, that Beneficiary may, at any time and from time to time, elect, by notice in writing to Grantor, to waive, reduce, or limit the collection of any sums (or refund to Grantor any sums collected) in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the Indebtedness.

       9.11  SURVIVAL OF WARRANTIES AND COVENANTS.  The warranties,
             ------------------------------------
representations, covenants and agreements set forth in the Security Documents shall survive the making of the loan and the execution and delivery of the Notes, and shall continue in full force and effect until the Indebtedness shall have been paid in full.

       9.12  APPLICABLE LAW AND CERTAIN WAIVERS.  This instrument and the rights
             ----------------------------------
and obligations of the parties hereunder shall be governed by and construed in accordance with the internal laws of the State of California without regard to principles of conflicts of law. GRANTOR HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS DEED OF TRUST AND/OR THE OBLIGATIONS. THIS WAIVER IS INFORMED AND FREELY MADE. GRANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS INSTRUMENT,

AND THAT IT WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. GRANTOR FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

       9.13  SUBSTITUTION OF TRUSTEE.  Beneficiary, acting alone, may, from time
             -----------------------
to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder. Such instrument, executed, acknowledged and recorded in the manner required by law, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall (without conveyance from the preceding Trustee) succeed to all of the title, estate, rights, powers and duties of such preceding Trustee. Such instrument shall contain the name of the original Grantor, Trustee and Beneficiary hereunder, the book and page or instrument number where this Deed of Trust is recorded and the name and address of the new Trustee. If a notice of default has been recorded, this power of substitution cannot be exercised until after the costs, fees, and expenses, of the then acting Trustee have been paid to such Trustee, who shall endorse receipt thereof upon such instrument of substitution.

       9.14  NO REPRESENTATIONS BY BENEFICIARY.  By accepting or approving
             ---------------------------------
anything required to be observed, performed or fulfilled or to be given to Beneficiary, pursuant to the Security Documents, including (but not limited to) any officer's certificate, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Beneficiary.

       9.15  ACCEPTANCE OF TRUST.  Trustee accepts the Trust created by this
             -------------------
Deed of Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

       9.16  RECONVEYANCE.  Upon written request of Beneficiary stating that all
             ------------
sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Notes to Trustee for cancellation and retention, and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the trust thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." Five (5) years after issuance of such full reconveyance, Trustee may destroy the Notes and this Deed of Trust (unless directed in such request to retain them).

       9.17  COMPENSATION OF TRUSTEE.  Trustee shall be entitled to reasonable
             -----------------------
compensation for all services rendered or expenses incurred in the administration or execution of the trusts hereby created and Grantor hereby agrees to pay same. Trustee and Beneficiary shall be indemnified, held harmless and reimbursed by Grantor for any liability, damage or expense, including reasonable attorneys' fees and amounts paid in settlement, which they or either of them may incur or sustain in the execution of this trust or in the doing of any act which they, or either of them are required or permitted to do by the terms hereof or by law.

       9.18  RECOURSE.  The Indebtedness and the Obligations are intended to be,
             --------
and shall be enforceable as, full recourse obligations and liabilities.

       9.19  BROKERAGE COMMISSION.  Any brokerage commission or finder's fee
             --------------------
payable in connection with the loan evidenced by the Notes as a result of any agreement, act or omission of Grantor or Grantor's agents or affiliates shall be payable by Grantor and not by Beneficiary, and Grantor shall indemnify Beneficiary and hold Beneficiary harmless against any claim of any broker or finder arising out of such loan.

       9.20  HEADINGS.  The article headings and the section and subsection
             --------
captions are inserted for convenience of reference only and shall in no way alter or modify the text of such articles, sections and subsections.

       9.21  INTENT.  Grantor and Beneficiary intend the transaction represented
             ------
by the Obligations to be a loan from Beneficiary to Grantor and not a partnership or joint venture with Beneficiary. Grantor hereby disclaims any fiduciary or quasi-fiduciary relationship with Beneficiary.

       9.22  TIME.  Grantor agrees that time is of the essence in connection
             ----
with all obligations of Grantor herein, in the Notes and in all other Security Documents.

       9.23  ESTOPPEL CERTIFICATES.  Grantor shall, within ten (10) days after
             ---------------------
written request, furnish to Beneficiary a duly acknowledged written statement setting forth the amount of the debt secured by this Deed of Trust, stating either that no set-offs or defenses exist against such debt, or, if such set-offs or defenses are alleged to exist, the nature and amount thereof, and providing such other information as Beneficiary may request.

       9.24  RELEASE OF CERTAIN PERSONALTY.  If and when Beneficiary shall
             -----------------------------
become obligated to release the security interest and related liens and/or filings under the UCC in and to certain personal property constituting "Collateral" pursuant to applicable provisions of the Equipment Security Agreement, Beneficiary shall also execute and deliver to Grantor such instrument as may be appropriate to release such personal property from the lien of this Deed of Trust, provided that in no event shall such release be deemed to extend to any Personalty or Fixtures necessary for the normal operation or occupancy of the Buildings or to any Buildings, Land, Leases, Proceeds, or Rents.

       9.25  PREPAYMENT CHARGES.  The terms of the Notes and any future advance
             ------------------
shall respectively govern rights of prepayment, if any, of Grantor and any premium or other charges or fees due upon any prepayment by Grantor. No provision of this Deed of Trust or any act or omission of Trustee or Beneficiary under this Deed of Trust shall be construed to waive any prepayment premium, fee or other charge. Grantor agrees to pay any prepayment premium, fee or other charge set forth in the Notes upon any voluntary prepayment, upon any event specified therefor in the Equipment Security Agreement and/or Notes, and/or upon any acceleration of the Indebtedness and/or sale or other disposition of the Mortgaged Property following any Event of Default specified in Sections 6.1, 6.2, 6.4, 6.5, 6.6 or
6.7 hereof. Grantor agrees that Beneficiary and Grantor have given individual weight to the consideration for this Section 9.25 in connection with the Indebtedness, and Grantor waives all benefits of Section 2954.10 of the California Civil Code.

       Initial:    ________ (Grantor)

IN WITNESS WHEREOF, Grantor has executed this Deed of Trust as of the date first above written.

                                                GRANTOR:

                                                MERISEL PROPERTIES, INC.
                                                a Delaware corporation

                                                By:  /s/ Timothy Jenson
                                                   -----------------------------

                         ALL-PURPOSE ACKNOWLEDGEMENT

State of California

County of
         ------------------

On                     , before me,
  ---------------------            ------------------------------

personally appeared
                   ----------------------------------------------

                personally known to me - OR -
             ---
                proved to me on the basis of satisfactory evidence
             ---

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowleged to me that he/she/they execute the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal,

- -----------------------------------------
Signature of Notary

ATTENTION NOTARY: Although the information requested below is OPTIONAL, it could prevent fraudulent reattachment of this certificate.

CAPACITY CLAIMED BY SIGNER:

         Individual                   Corporate Officer
     ---                          ---              Title(s)
         Partner(s)                   Attorney-In-Fact
     ---                          ---

         Trustee(s)                   Other
     ---                          ---
         Guardian/Conservator
     ---

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document       Number of Pages

Date of Document                Signers Other Than Named Above

SIGNER IS REPRESENTING:

                                   EXHIBIT A
                                   ---------

                                     LAND



                               LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 13, IN THE CITY OF EL SEGUNDO, AS SHOWN UPON PARCEL MAP NO. 6527, FILED IN BOOK 65 PAGE 86 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM SAID PARCEL, ALL OIL, GAS AND OTHER HYDROCARBON AND OTHER MINERALS, WHETHER SIMILAR TO HEREIN SPECIFIED OR NOT, WITHIN OR THAT MAY BE PRODUCED FROM SAID LAND, WITH NO RIGHT OR INTEREST OF ANY KIND THEREIN, EXPRESS OR IMPLIED, IN THE SURFACE OF SAID LAND BUT WITH THE SOLE AND EXCLUSIVE RIGHT FROM TIME TO TIME TO DRILL AND MAINTAIN WELLS AND SUPPORTING WORKS INTO OR THROUGH SAID LAND BELOW A DEPTH OF 500 FEET AND TO PRODUCE, INJECT, STORE AND REMOVE FROM AND THROUGH SUCH WELLS OR WORKS, OIL, GAS AND OTHER SUBSTANCES OF WHATEVER NATURE INCLUDING THE RIGHT TO PERFORM ANY AND ALL OPERATIONS DEEMED NECESSARY OR CONVENIENT FOR THE EXERCISE OF SAID RIGHTS, AS RESERVED BY STANDARD OIL COMPANY OF CALIFORNIA, A CORPORATION, IN DEED RECORDED JUNE 30, 1969 AS INSTRUMENT NO. 759, IN BOOK D4419 PAGE 266 OFFICIAL RECORDS.

A.P.N. 4138-007-001

                                   EXHIBIT B
                                   ---------

                            PERMITTED ENCUMBRANCES


1. GENERAL AND SPECIAL COUNTY AND/OR CITY TAXES, INCLUDING SPECIAL ASSESSMENTS AND/OR PERSONAL PROPERTY TAXES, IF ANY
        FISCAL YEAR:                            1995-1996.
        TOTAL:                                  $109,507.86.
        FIRST INSTALLMENT:                      $54,753.94.
        SECOND INSTALLMENT:                     $54,753.92.
        EXEMPTIONS,
        (VETERANS OR HOMEOWNERS):               $NONE.
        CODE NO.:                               8398.
        PARCEL NO.:                             4138-007-001.

1A.     SUPPLEMENTAL TAXES IDENTIFIED AS 93-010.
        BILL DATE:                              11/9/95
        ORIGINAL 1ST INSTALLMENT:               $285.42 OPEN.
        DELINQUENT DATE:                        12/31/95.
        ORIGINAL 2ND INSTALLMENT:               $285.41 OPEN.
        DELINQUENT DATE:                        4/30/96.
        PARCEL NO.:                             4138-007-011.

1B. THE LIEN OF SUPPLEMENTAL TAXES AND/OR ADJUSTED TAXES, IF ANY, ASSESSED PURSUANT TO THE CALIFORNIA REVENUE AND TAXATION CODE.

2. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDE IN A DOCUMENT
        FOR:            PIPE LINES CONDUITS AND SIMILAR APPURTENANCES, TOGETHER
                        WITH INGREESS AND EGRESS THERETO.
        AFFECTS:        THE MOST SOUTHERLY 10 FEET OF PARCEL 3 OF PARCEL MAP
                        6257.
        RECORDED:       JUNE 30, 1969 AS INSTRUMENT NO. 759 IN BOOK D4419 PAGE
                        266, OFFICIAL RECORDS.

        AND MODIFIED BY DEED RECORDED IN BOOK D6079 PAGE 799, OFFICIAL RECORDS.

3. COVENANTS, CONDITIONS AND RESTRICTIONS, (DELETING THEREFROM ANY RESTRICTIONS BASED ON RACE, COLOR, OR CREED), AS PROVIDED IN A DOCUMENT,
        RECORDED:       JUNE 30, 1969 AS INSTRUMENT NO. 759 IN BOOK D4419 PAGE
                        266 OFFICIAL RECORDS.

4. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
        FOR:            UNDERGROUND COMMUNICATION STRUCTURES, CONDUITS AND
                        MANHOLES.
        AFFECTS:        THE WESTERLY 5 FEET OF PARCEL 3 OF PARCEL MAP NO. 6257.
        RECORDED:       MARCH 23, 1970 AS INSTRUMENT NO. 2420 IN BOOK D4664 PAGE
                        946 OFFICIAL RECORDS.

5. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
        FOR:            UNDERGROUND DRAINAGE SYSTEM.
        AFFECTS:        THAT PORTION DESCRIBED AS FOLLOWS:

                        BEGINNING AT THE NORTHEAST CORNER OF PARCEL 3, PARCEL
                        MAP NO. 6257, RECORDED IN BOOK 65 PAGE 86 OF PARCEL
                        MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID
                        COUNTY; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL
                        3, NORTH 89 DEGREES 55' 25" WEST 6.00 FEET; THENCE SOUTH
                        00" 00' 20" EAST ALONG A LINE WHICH IS PARALLEL WITH AND
                        6.00 FEET WESTERLY OF THE EASTERLY LINE OF SAID PARCEL
                        3, A DISTANCE OF 300.00 FEET TO THE SOUTHERLY LINE OF
                        SAID PARCEL 3; THENCE SOUTH 89 DEGREES 55' 25" EAST 6.00
                        FEET TO THE EASTERLY LINE OF SAID PARCEL 3; THENCE ALONG
                        SAID EASTERLY LINE, NORTH 00" 00' 20" WEST, A DISTANCE
                        OF 300.00 FEET TO THE POINT OF BEGINNING.
        RECORDED:       FEBRUARY 16, 1977 AS INSTRUMENT NO. 77-168808.

6. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
        FOR:            AN ELECTRICAL SUPPLY SYSTEM
        AFFECTS:        THE LAND AND THE ROOF OF THE BUILDING LOCATED WITHIN THE
                        FOLLOWING DESCRIBED LAND:

                        THAT PORTION OF PARCEL 3 OF PARCEL MAP NO. 6257, DESCRIBED AS FOLLOWS:

                        COMMENCING AT THE NORTHWESTERLY CORNER OF SAID PARCEL 3;
                        THENCE EASTERLY ALONG THE NORTHERLY LINE OF SAID PARCEL,
                        39.50 FEET; THENCE SOUTHERLY PARALLEL WITH THE WESTERLY
                        LINE OF SAID PARCEL, 52.50 FEET AND THE TRUE POINT OF
                        BEGINNING; THENCE EASTERLY PARALLEL WITH SAID NORTHERLY
                        LINE, 105 FEET; THENCE SOUTHERLY PARALLEL WITH SAID
                        WESTERLY LINE, 215 FEET; THENCE WESTERLY PARALLEL WITH
                        SAID NORTHERLY LINE, 105 FEET; THENCE NORTHERLY PARALLEL
                        WITH SAID WESTERLY LINE, 215 FEET.
        RECORDED:       FEBRUARY 20, 1980 AS INSTRUMENT NO. 80-173892.

        SAID EASEMENT WAS GRANTED UPON CERTAIN COVENANTS AND CONDITIONS THEREIN PROVIDED.

7. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
        FOR:            INGRESS AND EGRESS.
        AFFECTS:        THAT PORTION OF SAID PARCEL 3 OF PARCEL MAP NO. 6257,
                        LYING

                    OUTSIDE OF SAID BUILDING SITE DESCRIBED AS FOLLOWS:

                    BEGINNING AT THE NORTHWESTERLY CORNER OF SAID PARCEL; THENCE
                    EASTERLY ALONG SAID NORTHERLY LINE, 214 FEET; THENCE
                    SOUTHERLY PARALLEL WITH SAID WESTERLY LINE, 256 FEET; THENCE
                    EASTERLY PARALLEL WITH SAID NORTHERLY LINE, 5 FEET; THENCE
                    SOUTHERLY PARALLEL WITH SAID WESTERLY LINE TO THE SOUTHERLY
                    LINE OF SAID PARCEL; THENCE WESTERLY ALONG SAID SOUTHERLY
                    LINE, 20 FEET; THENCE NORTHERLY PARALLEL WITH SAID WESTERLY
                    LINE, 78 FEET; THENCE WESTERLY PARALLEL WITH SAID SOUTHERLY
                    LINE, 28 FEET; THENCE NORTHERLY PARALLEL WITH SAID WESTERLY
                    LINE, 179 FEET; THENCE WESTERLY PARALLEL WITH SAID NORTHERLY
                    LINE TO SAID WESTERLY LINE.
    RECORDED:       FEBRUARY 20, 1980 AS INSTRUMENT NO. 80-173892.

    SAID EASEMENT WAS GRANTED UPON CERTAIN COVENANTS AND CONDITIONS THEREIN PROVIDED.

8. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
    FOR:            UNDERGROUND ELECTRICAL SUPPLY SYSTEM.
    AFFECTS:        A STRIP OF LAND 6 FEET IN WIDTH OUTSIDE OF SAID BUILDING
                    SITE AND WITHIN SAID PARCEL 3 OF PARCEL MAP 6257, THE CENTER
                    LINE OF SAID STRIP BEING DESCRIBED AS FOLLOWS:

                    COMMENCING AT A POINT IN THE CENTER LINE OF CONTINENTAL
                    BOULEVARD, AS NOW ESTABLISHED, DISTANT NORTHERLY THEREON
                    157.50 FEET FROM THE CENTER LINE OF EL SEGUNDO BOULEVARD, AS
                    NOW ESTABLISHED; THENCE EASTERLY PARALLEL WITH SAID CENTER
                    LINE OF EL SEGUNDO BOULEVARD, TO THE EASTERLY LINE OF SAID
                    CONTINENTAL BOULEVARD AND THE TRUE POINT OF BEGINNING;
                    THENCE CONTINUING EASTERLY PARALLELING SAID CENTER LINE OF
                    EL SEGUNDO BOULEVARD, 19 FEET ; THENCE NORTHEASTERLY TO A
                    POINT IN THE WESTERLY BOUNDARY OF SAID BUILDING SITE,
                    DISTANT NORTHERLY 171 FEET AND EASTERLY 40 FEET MEASURED AT
                    RIGHT ANGELS RESPECTIVELY FROM SAID CENTER LINES OF EL
                    SEGUNDO AND CONTINENTAL BOULEVARD.
    RECORDED:       FEBRUARY 20, 1980 AS INSTRUMENT NO. 80-173892.

9. AN UNRECORDED LEASE, AFFECTING THE PREMISES THERIN STATED, EXECUTED BY AND BETWEEN THE PARTIES NAMED HEREIN, FOR THE TERM AND UPON THE TERMS AND PROVISIONS THEREIN PROVIDED,
    TYPE OF LEASE:  COMMERCIAL
    DATED:          MARCH 10, 1993.
    LESSOR:         KILROY-FREEHOLD EL SEGUNDO COMPANY, A CALIFORNIA GENERAL
                    PARTNERSHIP.
    LESSEE:         NICHOLS RESEARCH CORPORATION, A DELAWARE CORPORATION.
    DISCLOSED BY:   SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                    RECORDED JULY 29, 1993 AS INSTRUMENT NO. 93-1456117.
    AFFECTS:        SAID LAND.

    MATTERS AFFECTING THE PRESENT INTEREST OF THE LESSOR OR LESSEE ARE NOT SHOWN HEREIN.

    THE LESSOR'S INTEREST IN SAID LEASE WAS ASSIGNED
    TO:             MERISEL PROPERTIES, INC., A DELAWARE CORPORATION.
    RECORDED:       OCTOBER 16, 1995 AS INSTRUMENT NO. 95-1666934.

10. MATTERS DISCLOSED BY A ALTA SURVEY PREPARED BY C.W. COOK CO. DATED AUGUST 1984, AND UPDATED NOVEMBER 5, 1987 AND REVISED AUGUST 2, 1995, AS JOB NO. F-95-1623-A AS FOLLOWS:

    A. ANY EASEMENT OR LESSER RIGHT, FOR THE PURPOSE HEREIN STATED, INCLUDING INCIDENTAL PURPOSES, FOR THE PEDESTRIAN TRAFFIC 2.9' ALONG THE NORTH BOUNDARY LINE.

    B. ANY EASEMENT OR LESSER RIGHT, FOR THE PURPOSES HEREIN STATED, INCLUDING INCIDENTAL PURPOSES, FOR THE VAULT, SOUTHERN CALIFORNIA EDISON VAULT AND GAS METER LOCATED WEST OF THE 5-STORY CONCRETE BUILDING.

    C. THE FACT THAT A GAS PLAQUE 0.8'X0.8' IS LOCATED ON THE BACK OF SIDEWALK ALONG EL SEGUNDO BOULEVARD, AND AS SHOWN IN THE NOTES ON SAID SURVEY.

    D. THE FACT THAT EXCEPTION NO. 2 IS PART STATES THAT NO TREES SHALL BE PLANTED IN THE 10' STRIP AND THERE ARE 11 TREES IN THIS EASEMENT.

    E. SURVEY STATES THAT THE SIX FOOT EASEMENT SHOWN IN DOCUMENT RECORDED FEBRUARY 20, 1980 AS INSTRUMENT NO. 80-173892 IS NOT SHOWN IN OUR TITLE REPORT. THE EASEMENT WAS SHOWN IN A SUPPLEMENTAL REPORT DATED JULY 11, 1995.

    F. THE FACT THAT THE STAIRWAY LOCATED ON THE WESTERLY SIDE OF THE BUILDING LOCATED ON SAID LAND ENCROACHES OVER A PORTION OF THE SOUTHERN CALIFORNIA EDISON COMPANY EASEMENT REFERRED TO IN EXCEPTION NO. 8.